Exhibit (21)
WACHOVIA CORPORATION
LIST OF SUBSIDIARIES AS OF 12/31/06 (1)

ABCA, Inc (Jacksonville, FL)			(3)
-1005 Corp. (Charlotte, NC)
-Melbourne Atlantic Joint Venture (20%-NV) (Jacksonville, FL)

BluePoint Holdings Limited (Hamilton, Bermuda)
-BluePoint Re Limited (Hamilton, Bermuda)

Capitol Finance Group, Inc. (Charlotte, NC)
-Energy Search LP (7.7%-NV) (INACTIVE)

Celadon, Inc. (Charlotte, NC) (INACTIVE)

Central Fidelity Capital Trust I (Richmond, VA)

Central Fidelity Properties, Inc. (Richmond, VA)

CoreStates Holdings, Inc. (Wilmington, DE)
-United Bancshares, Inc. (5.70%) (Philadelphia, PA)			(7)
--United Bank of Philadelphia (Philadelphia, PA)			(4)

Danube Holdings II C.V. (99.99%-NV) (Amsterdam, The Netherlands)			(78)

EVEREN Capital Corporation (Charlotte, NC)
-Bateman Eichler, Hill Richards Realty Services, Inc. (Wilmington, DE)
--Bateman Eichler, Hill Richards Housing Investors, Inc. (Wilmington, DE)
-Bateman Eichler, Hill Richards Realty Co., Incorporated (Charlotte, NC)
--BEHR Housing Investors 1981-1, L.P. (1%-NV) (Chicago, IL)	*	*
-Bayshore Insurance Agency, Inc. (La Porte, Texas)
-BPL Holdings, Inc. (Richmond, VA)
--Boettcher Properties, Ltd. (Richmond, VA)
---The Boettcher 1981-2 Drilling Program, Ltd. (11%-NV) (Chicago, IL)
-Danube Holdings II C.V. (0.1%-NV) (Amsterdam, The Netherlands)	*	*	(78)
--Wachovia Netherlands B.V. (Amsterdam, The Netherlands)
---Wachovia Finance Ireland Limited (Dublin, Ireland)
-Everen Leasing, LLC (Charlotte, NC)
-GS Capital Funding, Inc. (25%) (New York, NY)
--GS Capital Funding (UK) II Limited (London, England)			(4)
---GS Capital Funding (Cayman) Limited (George Town, Cayman Islands)			(4)
-JW Genesis Financial Group, Inc. (Boca Raton, FL) (ACQUIRED INACTIVE)
-Wachovia Capital Markets, LLC (Charlotte, NC)
-Wachovia Investment Holdings, LLC (Charlotte, NC)
--ACAS/WCM, LLC (50%) (Bethesda, MD)
---American Capital/Wachovia CDO Investor Fund, L.P. (10%) (Bethesda, MD)	*	*
--CoLTS 2005-1, Ltd. (45%) (George Town, Cayman Islands)
--Highland Glen, LLC (75%) (Charlotte, NC)
--Odyssey Energy Services, LLC (60%) (Tulsa, OK)			(91)
--Wachovia Proprietary Equity Trading, LLC (95%) (Baltimore, MD)
--WIH CDO, LLC (Charlotte, NC)
--WIH Holdings (Port Louis, Mauritius)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-Wachovia Securities Holdings, LLC (Charlotte, NC)
--Wachovia Securities Financial Holdings, LLC (62%) (Richmond, VA)
---FA Recruiting Services, LLC (Richmond, VA)
---First Clearing, LLC (Glen Allen, VA)
---Wachovia Securities Insurance Agency of Puerto Rico, Inc. (Hato Rey San Juan, Puerto Rico)
---Wachovia Securities, LLC (Richmond, VA)
----Wachovia Securities (Argentina) LLC (Buenos Aires, Argentina)
-----Wachovia Securities Servicos e Participacoes (Brasil) LTDA (0.01%) (Sao Paulo, Brazil)	(38)
----Wachovia Securities Servicos e Participacoes (Brasil) LTDA (99.99%) (Sao Paulo, Brazil)	(38)
----Wachovia Securities (Chile) LLC (Santiago, Chile)
----Wachovia Securities (Montevideo) Usuaria de Zona Franca S.A. (Montevideo, Uruguay)
----Wachovia Securities (Uruguay) S.A. (Montevideo, Uruguay)
---Wachovia Securities Financial Network, LLC (Richmond, VA)
---WS Insurance Agency of Wyoming, LLC (Casper, WY)
---WS Insurance Services, LLC (Richmond, VA)
----WS Insurance Services of Massachusetts, LLC (Boston, MA)

Evergreen Alternative Capital, Inc. (Boston, MA)
-Evergreen International SMID Cap Absolute Return, LLC (Boston, MA)

Farmington, Incorporated (Charlotte, NC)	(3)

FCC-PR, Inc (Philadelphia, PA)	(3)

Fidelcor Business Credit Corporation (Philadelphia, PA)	(3)

Financial Life Insurance Company of Georgia (Atlanta, GA) (ACQUIRED INACTIVE)

First Union Capital I (Wilmington, DE)

First Union Capital II (Wilmington, DE)

First Union Capital III (Wilmington, DE) (UNACTIVATED)

First Union Community Development Corporation (Charlotte, NC)
-Headhouse Retail Associates, L.P. (99.99%-NV) (Philadelphia, PA)
-Housing Equity Fund of Virginia I, L.P. (6.945%-NV) (Richmond, VA)
-Parkchester Limited Partnership (99%-NV) (Roanoke, VA)

First Union Institutional Capital I (Wilmington, DE)

First Union Institutional Capital II (Wilmington, DE)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

First Union Title Corporation (Atlanta, GA)
-Wachovia/Maher Partners (50%) (Wayne, PA)

Forum Capital Markets, LLC (Charlotte, NC)

FUNC Holdings, Inc. (Jacksonville, FL)
-GreenLink LLC (Jacksonville, FL)
--OmniServe of Alabama, L.L.C. (Birmingham, AL)
-GreenLink Alabama Title Services, LLC (Jacksonville, FL)

GHW Acquisition Corp. (Charlotte, NC) (UNACTIVATED)

Golden West Financial Corporation (Charlotte, NC)
-Atlas Advisors, Inc. (San Leandro, CA)
-Atlas Securities, LLC (San Leandro, CA)
-Home Loan Experts, Inc. (Oakland, CA)
-World Savings Bank, FSB (Oakland, CA)
--First Consumer Services, Inc. (Oakland, CA)
--Golden West Savings Association Service Company (Oakland, CA)
--GWFC, LP (0.1%) (San Antonio, TX)	*	*	(74)
--WLC Company (Carson City, NV)
---GWFC, LP (99.9%) (San Antonio, TX)	*	*	(74)
--World Loan Company (San Antonio, TX)
--World Mortgage Company (Oakland, CA)
--World Savings Bank, FSB (Texas) (Houston, TX)
-World Mortgage Investors, Inc. (Baltimore, MD)
-World Savings, Inc. (Oakland, CA)
-World Savings Insurance Agency, Inc. (Oakland, CA)

IJL 2004, LLC (Charlotte, NC)

Macro*World Research Corporation (Charlotte, NC)

OFFIT Compass, Inc. (70%) (ACQUIRED INACTIVE)

OFFITBANK Cross Market Fund, Inc. (ACQUIRED INACTIVE)

OFFITBANK Derivatives, Inc. (New York, NY) (INACTIVE)

OFFITBANK Energy Fund, Inc. (New York, NY) (INACTIVE)

OFFITBANK Greater China, Inc. (ACQUIRED INACTIVE)

OFFITBANK Latin America Fund, Inc. (New York, NY) (INACTIVE)

OFFITBANK M-R Securities Fund, Inc. (ACQUIRED INACTIVE)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

PDK, LLC (Atlanta, GA)

Pentagon Finance, LLC (Charlotte, NC)

PRN Holdings, Inc. (Wilmington, DE)

Signet Student Loan Corporation (Richmond, VA)

Structured Asset Investors, LLC (Charlotte, NC)

Structured Credit Partners, LLC (New York, NY)

Structured Principal Strategies Holdings, LLC (Hamilton, Bermuda)

Synthetic Fixed-Income Securities, Inc. (Charlotte, NC)

The Fairfax Corporation (Charlotte, NC)
-Real Estate Consultants of the South, Inc. (Charlotte, NC)

The Wachovia Foundation, Inc. (Charlotte, NC)	*	*

TRSTE, Inc. (Charlotte, NC)

TRSTE II, Inc. (Nashville, TN)

Tryon Management, Inc. (Charlotte, NC)

United Bancshares, Inc. (100%-NV) (Philadelphia, PA)			(7)

Union Hamilton Reinsurance, Ltd. (Hamilton, Bermuda)			(40)
-Besso Holdings Limited (40.86%) (London, England)
--Besso Limited (London, England)			(4)
--CBC UK Limited (London, England)			(4)
--Global Flying Insurance Brokers Limited (London, England)			(4)

Union Hamilton Special Purpose Funding 2005-1, LLC (New York, NY)			(45)
-Union Hamilton Reinsurance, Ltd. (50%-NV) (New York, NY)			(40)

Union Hamilton Special Purpose Funding 2005-2, LLC (Charlotte, NC)			(45)
-Union Hamilton Reinsurance, Ltd. (25%-NV) (Hamilton, Bermuda)			(40)

Union Hamilton Special Purpose Funding 2006-1, LLC (Charlotte, NC)			(45)
-Union Hamilton Reinsurance, Ltd. (25%-NV) (Hamilton, Bermuda)			(40)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

Wachovia Alternative Strategies, Inc. (Charlotte, NC)
-Evergreen Private Equity Fund, L.P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Equity Fund II, L. P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds — Absolute Return Fund, Accredited, L.P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds — Absolute Return Fund, Super Accredited, L.P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds — Global Multi-Strategy Fund, Accredited, L.P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds — Hedged Equities Super Accredited, L. P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds-Hedged Specialists Fund, Accredited, L.P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds—Hedged Technology Fund, Accredited, L. P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds — Managed Strategies, Offshore, Ltd. (INACTIVE)	*	*
-Evergreen Private Investment Funds—Multi-Strategy Accredited, L. P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds — Multi-Strategy Fund II, Super Accredited, L.P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds — Multi-Strategy Super Accredited, L. P. (Charlotte, NC)	*	*	(49)
-Evergreen Private Investment Funds — ULQ, L.P. (Charlotte, NC)	*	*	(49)
-Golden Capital Management, LLC (45%) (Charlotte, NC)
-GS Private Equity Partners IX ASW Fund, LLC (Charlotte, NC)	*	*	(49)
-Lehman Crossroads XVIII ASW Fund, LLC (Charlotte, NC)	*	*	(49)
-Wachovia Alternative Strategies Managed Futures & Commodities Platform, LLC (Charlotte,NC)	*	*	(49)
-Wachovia Alternative Strategies Platform, LLC (Charlotte, NC)	*	*	(49)
-Wachovia Alternative Strategies Real Estate Platform, LLC (Charlotte, NC)	*	*	(49)

Wachovia Bank Card Services, Inc. (Atlanta, GA) (INACTIVE)

Wachovia Bank, National Association (Charlotte, NC)
-349-59 Lenox LLC (99.99%-NV) (Mount Vernon, NY)
-AmNet Mortgage, Inc. (San Diego, CA)
--American Mortgage Network, Inc. (San Diego, CA)
---Wachovia Asset Funding Trust, LLC (UNACTIVATED)
--American Residential Holdings, Inc. (95%) (San Diego, CA) (ACQUIRED INACTIVE)
--American Residential Eagle, Inc. (San Diego, CA) (ACQUIRED INACTIVE)
---American Residential Eagle 2, Inc. (San Diego, CA) (ACQUIRED INACTIVE)
-Andalusia Senior Housing, L. P. (99%-NV) (Levittown, PA)
-Arbor Glenn L.P. (99%-NV) (Roanoke, VA)
-Bacon Housing, L.P. (99%-NV) (Richmond, VA)
-BAFSC/WLC CX HUP I Trust (79%) (Wilmington, DE)			(2)
--BAFSC/WLC CX HUP, Ltd. (50%) (Hamilton, Bermuda)			(2)
-BAFSC/WLC CX HUP II Trust (79%) (Wilmington, DE)			(2)
--BAFSC/WLC CX HUP, Ltd. (50%) (Hamilton, Bermuda)			(2)
-Barrett Place Limited Partnership (99%-NV) (Wake Forest, NC)
-Barrett Place II Limited Partnership (99.99%-NV) (Raleigh, NC)
-Barry, Evans, Josephs & Snipes, Inc. (Charlotte, NC)			(23)
--Wachovia Insurance Services Broker Dealer, Inc. (Charlotte, NC)			(23)
---First Union Insurance Group Trust I (Charlotte, NC)	*
-Bart, Inc. (Jacksonville, FL)
--Monument Street Funding, Inc. (7.74%) (Roseville, CA)			(42)
--The Money Store, LLC (1.55%) (Roseville, CA)			(21)
-Beechridge Limited Partnership (99%-NV) (Raleigh, NC)
-BGMCO PA, Inc. (Philadelphia, PA)			(3)
-Bowler Housing L.P. (99%-NV) (Richmond, VA)
-BR Limited Partnership (99%-NV) (Washington, DC)
-Business Development Corporation of South Carolina (8.7%) (Columbia, SC)
-Calibre Advisory Services, Inc. (Waltham, MA)
-Camellia Court Apartments Limited Partnership (99.99%-NV) (Beaufort, NC)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-Cardinal Holding, Inc. (76%) (Roseville, CA)
--Cardinal Finance Corporation (Roseville, CA)
---Cardinal Oreo Finance Corporation (Roseville, CA)			(3)
--Cardinal International Leasing, LLC (Roseville, CA)
---First Union I, Inc. (St. Thomas, US Virgin Islands)
---Matthew International Sales, Inc. (St. Thomas, US Virgin Islands)
---Oosterpark, LLC (Roseville, CA)			(2)
---RIJK, LLC (Roseville, CA)			(2)
---Vondelpark, LLC (Roseville, CA)			(2)
--Cardinal ST Investments, LLC (Roseville, CA)
-City Affordable Housing LLC (99.99%-NV) (Charlotte, NC)
-City First Capital III, LLC (Washington, DC)			(5)
-City First Capital V, LLC (Washington, DC)
-CoLTS LLC 2005-1 (Charlotte, NC)
-Congress Credit Corporation (Hato Rey, Puerto Rico) (INACTIVE)
-Consortium America II, LLC (Washington, D.C.)
-CoreStates Capital I (Philadelphia, PA)
-CoreStates Capital II (Philadelphia, PA)
-CoreStates Capital III (Philadelphia, PA)
-CT I Limited Partnership (99%-NV) (Raleigh, NC)
-CTB Realty Ventures XXI, Inc. (Shelton, CT)			(3)
-Danville Community Development Corporation (13%) (Danville, VA)
-Delaware Trust Company, National Association (Wilmington, DE)
--Evergreen Investment Management Trust (Richmond, VA)	*	*
--Wachovia Trust Company of California (Los Angeles, CA)
-Equitable Realty Associates, L. P. (99%-NV) (Yonkers, NY)
-Evergreen Investment Company, Inc. (Charlotte, NC)
--EIMCO Trust (99%) (Boston, MA)			(30)
---Evergreen Investment Management Company, LLC (Boston, MA)
----Mentor Perpetual Advisors, L.L.C. (50%) (Richmond, VA) (INACTIVE)
----Rohm & Haas Co. (.04%) (Philadelphia, PA)			(70	)(33)
---Evergreen Service Company LLC (Boston, MA)
----Evergreen Financing Company, LLC (Boston, MA)			(23)
-----Evergreen Worldwide U.S. Dollar Fund, Ltd. (Grand Cayman, Cayman Islands)
---J. L. Kaplan Associates, LLC (99.55%) (Boston, MA)
--Evergreen Asset Management Corp. (Boston, MA)
---EIMCO Trust (1%) (Boston, MA)			(30)
--Evergreen Investment Services, Inc. (Boston, MA)			(23)
--Metropolitan West Capital Management, LLC (72%) (Newport Beach, CA)
--TCIG NC State Credit Fund, LLC (Charlotte, NC)
---Boxer Building LLC (99.99%-NV) (Charlotte, NC)
-Fairfax County Redevelopment and Housing Authority/HCDC One L.P. (99%-NV) (Fairfax, VA)
-FFBIC, Inc. (Wilmington, DE)
--Monument Street Funding, Inc. (38.68%) (Roseville, CA)			(42)
--Wachovia Preferred Realty, LLC (1.8%) (Roseville, CA)			(50)
-FFL Services Corporation (Newark, NJ)
-First Card Corporation (Charlotte, NC) (INACTIVE)
-First Fidelity Urban Investment Corporation (Newark, NJ)
--Allentown Development Company, Inc. (24%) (Trenton, NJ)
-First National Properties, Inc. (Columbia, SC)
-First Penco Realty, Inc. (Philadelphia, PA)
-First State Service Corporation (Concord, NC)
-First Union Commercial Leasing Group, L.L.C. (99%) (Charlotte, NC)			(11)
-First Union Holdings, Inc. (Roseville, CA)
--First Union Financial Investments, Inc. (76%) (Roseville, CA)
---First Union Commercial Investments, LLC (Roseville, CA)
---First Union ST Investments, LLC (Roseville, CA)
-Forefront Capital Advisors, LLC (40%) (Philadelphia, PA) (INACTIVE)
-General Homes Corp. (9.205%) (Houston, TX)			(3)
-Glen Royall Mill Limited Partnership (99%-NV) (Wake Forest, NC)
-Golfview Associates Limited Partnership (99%-NV) (Fayetteville, NC)
-Greenville Agricultural Credit Corporation (Winston-Salem, NC) (INACTIVE)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-GS Bridgeport I CDE, LLC (New York, NY)
-Hamilton Manor Limited Partnership (99%-NV) (Stroudsburg, PA)
-Horace Bushnell Limited Partnership (99.99%-NV) (Hartford, CT)
-Horizon Management Services, Inc. (Tulsa, OK)
-Housing Equity Fund of Virginia II, L.P. (38.5%-NV) (Richmond, VA)
-JERSEY CENTER/FIDOREO, INC. (Newark, NJ)			(3)
-JPSD, Inc. (Charlotte, NC)
--G. C. Leasing, Inc. (Richmond, VA)
---Parkland Manor, L.P. (0.01%-NV)(Roswell, GA)	*	*	(116)
--North Hart Run, Inc. (Richmond, VA)
---Genesis Gardens, L.P. (0.0049%-NV) (Palmetto, GA)	*	*	(62)
---North Hart Run Joint Venture (50%) (Richmond, VA) (ACQUIRED INACTIVE)			(3)
---Rocky Creek SC, LP (0.1%-NV) (Greenville, SC)	*	*	(118)
---West Oaks/Finlay Partners III, L.P. (0.01%-NV) (Austin, TX)	*	*	(81)
-Lafayette Family L.P. (99%-NV) (Roanoke, VA)
-Laurel Pointe of Salisbury Limited Partnership (99%-NV) (Panama City, FL)
-Manor Ridge Limited Partnership (99.99%-NV) (Raleigh, NC)
-Martin’s Landing Limited Partnership (99%-NV) (Winter Park, FL)
-Martin’s Landing II Limited Partnership (99%-NV) (Winter Park, FL)
-Maryland Housing Equity Fund III Limited Partnership (7.7647%-NV) (Columbia, MD)
-Meridian Mortgage Corporation (Perkasie, PA)
-Metropolitan West Securities, LLC (Los Angeles, CA)
-Mid-City Community CDE-Operating Fund, LLC (Silver Spring, MD)			(5)
-Monument Street Funding, Inc. (53.58%) (Roseville, CA)			(42)
--2-4 Potter Place Urban Renewal, L.P. (99%-NV) (Weehawken, NJ)
--Anacuitas Manor, Ltd. (99%-NV) (Austin, TX)
--Athens Rental Housing, L.P. (99%-NV) (Cordele, GA)
--Augustus Funding, LLC (48.5%) (Wilmington, DE)			(48)
--Bell Ridge Associates LLC (99.99%-NV) (Nashville, TN)
--Brittany Point Apartments Limited Partnership (99.90%-NV) (Martinsburg, WV)
--Bull Run Creek Associates, LLC (99.99%-NV) (Nashville, TN)
--Centurion Funding, Inc. (Roseville, CA)
---Augustus Funding, LLC (0.5%) (Wilmington, DE)			(48)
---Centurion Funding, LLC (Roseville, CA)
---Monument Street International Funding-II, LLC (Roseville, CA)
----First International Advisors, LLC (50%) (London, England)			(43)
---Monument Street Funding, LLC (Roseville, CA)
----Monument Street Funding-II, LLC (Roseville, CA)
--Cherokee Hills Associates LLC (99%-NV) (Nashville, TN)
--Church Street Senior Housing, L. P. (99.99%-NV) (Keansburg, NJ)
--Crestmore Village Apartments Limited Partnership (99.9%-NV) (Las Vegas, NV)
--Crestmore Village Apartments Phase II Limited Partnership (99.90%-NV) (Las Vegas, NV)
--Eastgate Properties, L.P. (99.99%-NV) (Calhoun, GA)
--Evergreen Apartments, L.P. (99.99%-NV) (Cordele, GA)
--Greystone of McDonough L.P. (99.99%-NV) (Douglas, GA)
--Hickory Hollow Senior Apartments Limited Partnership (99.90%-NV) (Altamonte Springs, FL)
--Mercy Housing Georgia I, L.L.L.P. (99.89%-NV) (Atlanta, GA)			(36)
--Monument Street International Funding-I, LLC (Roseville, CA)
---First International Advisors, LLC (50%) (London, England)			(43)
--Oldbridge Urban Renewal, L.P. (99%-NV) (Cherry Hill, NJ)
--One South Place, L.P. (99%-NV) (Knoxville, TN)
--Pendleton Pines Associates, LLC (99%-NV) (Nashville, TN)
--Ridgetop Realty Associates LLC (99%-NV) (Nashville, TN)
--Rome Rental Housing, L.P. (99%-NV) (Cordele, GA)
--Sable Point Apartments Limited Partnership (99%-NV) (Altamonte Springs, FL)
--Sable Point II Apartments Limited Partnership (99%-NV) (Martinsburg, WV)
--St. Charles Place, L.P. (99.99%-NV) (Fort Valley, GA)
--Stoneybrooke Heights Associates LLC (99.99%-NV) (Nashville, TN)
--Sundial Apartments, L.P. (99.99%-NV) (Cordele, GA)
--The Exchange Building Limited Partnership (99%-NV) (Portland, ME)
--Timberleaf Estates Limited Partnership (99%-NV) (Martinsburg, WV)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Waterford Manor, L.P. (99%-NV) (Winter Park, FL)
--Waterford Manor II, L.P. (99%-NV) (Altamonte Springs, FL)
--West Hanover Urban Renewal, L.P. (99.99%-NV) (Yardville, NJ)
-MWI-2002, LLC (Charlotte, NC)
-New Markets Investment XIII, LLC (New York, NY)
-NFPS, Inc. (Charlotte, NC)			(3)
-NNI Bell Street Limited Partnership (99%-NV) (Stamford, CT)
-OmniPlus Capital Corporation (Nashville, TN)
-Orianna Street Limited Partnership (99%-NV) (Philadelphia, PA)
-Oxmoor Center, LLC (1%) (Charlotte, NC)	*	*	(88)
-PASS Holding LLC (Charlotte, NC)
-Pooled Auto Securities Shelf, LLC (Charlotte, NC)
--Wachovia Auto Owner Trust 2004-A (0%) (Charlotte, NC)	*	*
--Wachovia Auto Owner Trust 2004-B (0%) (Charlotte, NC)	*	*
--Wachovia Auto Owner Trust 2005-A (0%) (Charlotte, NC)	*	*
--Wachovia Auto Owner Trust 2005-B (0%) (Charlotte, NC)	*	*
--Wachovia Auto Owner Trust 2006-A (0%) (Charlotte, NC)	*	*
-Premium Timberland Sales, Inc. (Charlotte, NC)			(3)
-Prime Direct LLC (Charlotte, NC)
-Questpoint L.P., Inc. (Philadelphia, PA)
-Renaissance Finance II, LLC (Tampa, FL)
-Residential Asset Funding Corporation (Charlotte, NC)
-Richmond Community Development Corporation (64.71%) (Richmond, VA)	*	*
-Rohm & Haas Co. (27.34%) (Philadelphia, PA)			(70	)(33)
-Savings Associations Financial Enterprises, Inc. (48.15%) (Washington, DC)
-SC Realty, LLC (Birmingham, AL)			(3)
-Senior Cottages of Shippensburg, Ltd. (99%-NV) (St. Louis Park, MN)
-Settlement Payment Monetization, LLC (Charlotte, NC)
-Shenandoah Valley Properties L.P. (99%-NV) (Fisherville, VA)
--Craigmont II, L.P. (99%-NV) (Fisherville, VA)
--Elkmont Partners, L.P. (99%-NV) (Fisherville, VA)
--Grottoes Partners L.P. (99%-NV) (Fisherville, VA)
--Willow Lake Partners, L.P. (99%-NV) (Fisherville, VA)
-Solution Delivery, LLC (Charlotte, NC)
-Source One Liquidation, LLC (Dallas, TX)			(3)
-SouthTrust Capital Funding Corporation (Birmingham, AL)
-SouthTrust Community Reinvestment Company, LLC (Birmingham, AL)
--Alta Ridgewalk, L.L.C. (99.7%-NV) (Marietta, GA)			(19)
--Eastgate Apartments, Ltd. (99.99%-NV) (Montgomery, AL)
--Eclypse-ST CDC I, LLC (99.99%-NV) (Atlanta, GA)
--Eclypse-ST CDC II, LLC (99.99%-NV) (Atlanta, GA)
--SoCo Community Development Company, LLC (50%) (Birmingham, AL)
-SouthTrust Development Corporation (Augusta, GA)
-SouthTrust International, Inc. (Birmingham, AL)
--SouthTrust Hong Kong, Limited (Central, Hong Kong)
-SouthTrust Mobile Services Funding Corporation (Birmingham, AL)
-SouthTrust Mortgage Corporation (Marietta, GA)
-Southwoods Limited Partnership (99%-NV) (Greensboro, NC)
-SPFE, Inc. (Charlotte, NC)
-St. Joseph’s Affordable Housing Limited Partnership (74.25%-NV) (Wayne, PA)
-Statesboro Rental Housing, L.P. (99%-NV) (Cordele, GA)
-Structured Principal Strategies, LLC (Hamilton, Bermuda)
-Sullivan Investments, Inc. (Bethesda, MD)
--Wachovia Multifamily Capital, Inc. (Bethesda, MD)
-Summitt PELS Funding, LLC (Charlotte, NC)	*	*
-SURREY DOWNS/FIDOREO, INC. (Newark, NJ)			(3)
-Sycamore Row, LLC (99%-NV) (Bronx, NY)
-Tattersall Advisory Group, Inc. (Richmond, VA)
-TAYLORR LAKES/FIDOREO, INC. (Newark, NJ)			(3)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-The Money Store, LLC (75.95%) (Roseville, CA)			(21)
--The Money Store/Service Corp. (Roseville, CA)
---TMS Special Holdings, Inc. (Roseville, CA)
--Wachovia Commercial Mortgage Inc. (Roseville, CA)
--Wachovia Education Finance Inc. (Rancho Cordova, CA)
---TMS Student Holdings, Inc. (Rancho Cordova, CA)
---Wachovia Education Loan Funding LLC (Charlotte, NC)
----Wachovia Student Loan Trust 2005-1 (0%) (Charlotte, NC)	*	*
----Wachovia Student Loan Trust 2006-1 (0%) (Charlotte, NC)	*	*
--Wachovia SBA Lending, Inc. (Roseville, CA)
---Wachovia SBA Holdings, Inc. (Roseville, CA)
--WES Holding Corporation (Charlotte, NC)
---Wachovia Equity Servicing, LLC (Charlotte, NC)
----Equity Insurance Agency, Inc. (Roseville, CA)
----Integrated Capital Group, Inc. (North Highlands, CA)
----Princeton Reconveyance Services Inc. (North Highlands, CA)
----The Money Store Auto Finance Inc. (Roseville, CA)
-Two APM Plaza, Inc. (89%) (Philadelphia, PA)
-Universal Master Servicing, LLC (79%) (Charlotte, NC)
-WPFC Asset Funding LLC (Charlotte, NC)
-Wachovia Affordable Housing Community Development Corporation (Charlotte, NC)
--43 Apple Hill, LLC (99.99%-NV) (Mequon, WI)
--110 Monastery Associates, Limited Partnership (99.99%-NV) (Braintree, MA)
--150 Miami Associates Tenant, LLC (99.99%-NV) (Miami, FL)
--310 S. Mechanics Lofts Limited Dividend Housing Association, Limited Partnership
--509 Vine Street, L.P. (99.99%-NV) (Philadelphia, PA)
--660 Master, LLC (99.99%-NV) (Cincinnati, OH)
--1020 Leavenworth Street Lessee Limited Liability Company (NE) (99.99%-NV) (Omaha, NE)
--1368 Euclid Street L.P. (49.99%-NV) (Richmond, VA)
--1368 Euclid Street Tenant L.P. (99.99%-NV) (Richmond, VA)
--1515-1517 St. Johns Place, L.P. (99.99%-NV) (Brooklyn, NY)
--1700 Associates (89%-NV) (Plymouth Meeting, PA) (99.99%-NV)(Midland, MI)
--3716 Third Avenue LLC (99.99%-NV) (Larchmont, NY)
--Adams at Broad Tenant L.P. (99.99%-NV) (Richmond, VA)
--AHC Limited Partnership-11 (99.99%-NV) (Arlington, VA)
---AHC Limited Partnership-10 (39.98%-NV) (Arlington, VA)			(120)
--Alhambra Cove Associates, Ltd. (99.99%-NV) (Coral Gables, FL)
--Annville Housing Limited Partnership (99.99%-NV) (Lebanon, PA)
--Apollo Tax Credit Fund-XIV LLC (99.99%-NV) (Cleveland, OH)
--Ashmont Investor, LLC (99.99%-NV) (Charlotte, NC)
--Battery Park Senior Housing Limited Partnership (99.99%-NV) (Asheville, NC)
--Bayleaf Plantation, LLC (99.99%-NV) (Raleigh, NC)
--Beechridge II, LLC (99.99%-NV) (Raleigh, NC)
--Belleview L.P. (99.99%-NV) (Richmond, VA)
--Bensalem Senior Apartments, L.P. (99.99%-NV) (Lafayette Hill, PA)
--Bethlehem Townhomes, L.P. (99.99%-NV) (Virginia Beach, VA)
--Blanton Green Associates Limited Partnership (96%-NV) (Fayetteville, NC)
--Bluffwalk Center Lessee, L.P. (99.99%-NV) (Lynchburg, VA)
--Bristow Stebbins Owners, LLC (99.99%-NV) (Larchmont, NY)
--Brookwood Senior, LLC (99.99%-NV)(Rochester, NY)
--B-R Penn Tenant, LLC (99.99%-NV) (Philadelphia, PA)
--CACC Tenant, LP ((99.99%-NV) (Norfolk, VA)
--Capital.com, Inc. (15%) (Bethesda, MD) (INACTIVE)
--Canal Walk Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
--Canal Walk Lofts II Tenant L.P. (99.99%-NV) (Richmond, VA)
--Canal Walk Lofts II L.P. (10%-NV) (Richmond, VA)			(65)
--Canton Mill, LLC (98.01%-NV) (Atlanta, GA)			(115)
--Cantebury of Hilliard, Ltd. (99%-NV) (Gainesville, FL)
--Capitol Places IV, LLC (99.99%-NV) (Columbia, SC)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Carriage Court Apartments Limited Partnership (99.99%-NV) (Raleigh, NC)
--Centrum-Ironbridge Limited Partnership (99.99%-NV) (Sterling, VA)
--Century Plaza Associates, L.P. (99%-NV) (Virginia Beach, VA)
--Chapelridge of Gardendale Limited Partnership (99.99%-NV) (Dothan, AL)
--Chateau Gardens Housing, LLC (99.99%-NV) (Fond du Lac, WI)
--Chateau Limited Partnership (99.99%-NV) (Portland, OR)
--Chatham Crossing, L.P. (99.99%-NV) (Reynoldsburg, OH)
--City Market Lofts Tenant, LLC (99.99%-NV) (Winston-Salem, NC)
--Clifton Park, LLC (99.99%-NV) (Raleigh, NC)
--Cobblestone Landing, L.P. (99.89%-NV) (Roswell, GA)	(31)
--Cochran Plaza State Credit Partner, LLC (UNACTIVATED)
--Coliseum Lofts, L.P. (99.98%-NV) (Richmond, VA)
--Columbia at Mechanicsville Apartments Middle Tier, LLC (Charlotte, NC)
---Columbia at Mechanicsville Apartments, L.P. (75.48%-NV)(Atlanta, GA)	(76)
--Columbia at Sylvan Hills, L.P. (98.99%-NV)(Atlanta, GA)	(117)
--Columbia at Sylvan Hills State Credit Partner, LLC(Charlotte, NC)
---Columbia at Sylvan Hills, L.P.(1%-NV)(Atlanta, GA)	(117)
-- Columbia Senior Residences at Mechanicsville Apartments Middle Tier, LLC (Charlotte, NC)
---Columbia Senior Residences at Mechanicsville Apartments, L.P. (98.99%-NV)(Atlanta,GA)	(62)
--Columbia Senior State Credit Partner, LLC (Charlotte, NC)
---Columbia Senior Residences at MLK, L.P. (0.001%-NV)(Atlanta, GA)	(92)
--Columbus RI Operator, LLC (99.99%-NV) (Raleigh, NC)
---Columbus RI, LLC (10%-NV) (Raleigh, NC)
--Cookman Restoration L.L.C. (99.99%-NV) (New York, NY)
--Creative Choice Homes IX, Ltd. (99%-NV) (Palm Beach Gardens, FL)
--Creative Choice Homes X, Ltd. (99%-NV) (Palm Beach Gardens, FL)
--Creative Choice Homes XIX, Ltd. (99.99%-NV) (Palm Beach Gardens, FL)
--Creekside at Bellemeade Limited Partnership (99.99%-NV) (Panama City, FL)
--Crosswinds Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
--CWC MT, LLC (99.98%-NV) (Williamsburg, VA)
--CWC SCP, LLC (0.50%-NV) (Williamsburg, VA)	(93)
--Davenport Alley, L.P. (99.98%-NV) (Richmond, VA)
--Delaware Trust Master Tenant I LLC (99.99%-NV) (New Castle, DE)
--Downtown Revival Limited Partnership (99.99%-NV) (Philadelphia, PA)
--Electric Building Tenant LLC (99.99%-NV) (Jackson, MS)
--Elf Tenant, L.P. (99.99%-NV) (Richmond, VA)
--Ellenton Housing Associates, Ltd. (99%-NV) (Coral Gables, FL)
--Elm Lake Apartments, Ltd. (99%-NV) (Bradenton, FL)
--Fairfax County Redevelopment and Housing Authority/HCDC Two L.P. (99%-NV) (Fairfax, VA)
--FC Ashton Mill Master Lessee, LLC (99.99%) (Cleveland, OH)
--FC CONSOLIDATED MASTER LESSEE, LLC (99.99%) (Cleveland, OH)
--Floral Oaks Apartments, Ltd. (99%-NV) (Gainesville, FL)
--Fond Du Lac Center, LLC (99.99%-NV)(Fond Du Lac, WI)
--Forest Glen Main, LLC (69.98%-NV) (Madison, WI)	(86)
--Forest Glen Main Master Tenant, LLC (99.99%-NV) (Madison, WI)
---Forest Glen Main, LLC (30%-NV) (Madison, WI)	(86)
--Fountain Park Apts., L.P. (99.99%-NV)(Norfolk, VA)
--Fountain Place Associates Limited Partnership (99%-NV) (Annapolis, MD)
--Franklin Ridge, LLC (99.99%-NV) (Raleigh, NC)
--FSD Master Tenant, LLC (99.98%-NV) (Durham, NC)	(20)
---Fuller Street Development, LLC (30%-NV) (Durham, NC)
--Garden-Howe Urban Renewal Associates, L.P. (99.99%) (West Orange, NJ)
--Gates of Ballston State Credit Investor, LLC (99.97%) (Charlotte, NC)	(121)
---Wachovia Guaranteed Tax Credit Fund WF/CA-2, LLC (Charlotte, NC) (0.005%)	(122)
--Gatwick Senior Village, L. P. (98.99%-NV) (Fort Valley, GA) (54)
--Glenburn Associates Limited Partnership (99.99%-NV) (Annapolis, MD)
--Gold Rush I Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
--Gold Rush II Apartments Limited Partnership (99%-NV) (Phoenix, AZ)
--Golden Manor, L.P. (99.99%-NV)(Florence, AL)
--Grafton 66, LLC (99.99%-NV) (Mequon, WI)
--Gramax Associates, Limited Partnership (50.99%-NV) (Virginia Beach, VA)	(56)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Greenleaf Village of Groveland, Ltd. (89%-NV) (Gainesville, FL)
--Grundy Gardens II Senior Apartments, L.P. (11%-NV) (Doylestown, PA)			(82)
--Gunther HQ Federal LLC (99.99%-NV) (Baltimore, MD)
--Hanover Village Associates, L.P. (99.99%-NV) (Virginia Beach, VA)
--Harris Redevelopment State Credit Partner, LLC (Charlotte, NC)
---Harris Redevelopment Partnership II, L.P. (0.02%-NV) (Atlanta, GA)			(73)
--Haskell Limited Partnership (99.99%-NV) (Braintree, MA)
--High Meadows Associates, L.P.(99.99%-NV)(Rodford, VA)
--Historic West Elementary, LLC (99.99%-NV) (Fond du Lac, WI)
--Homes for Fredericksburg Limited Partnership (99%-NV) (Sterling, VA)
--Hub Building Limited Partnership (99.9%-NV) (Chicago, IL)
--Humble Parkway Apartments Limited Partnership (.05%-NV) (Houston, TX)			(77)
--Huntington Park Apartments Limited Partnership (99.90%-NV) (Altamonte Springs, FL)
--I Square Apts., L.P. (99.99%-NV) (Norfolk, VA)
--Jacksonville Affordable Housing, Ltd. (98%-NV) (Panama City, FL)
--Jefferson Center, L.P. (99.88%-NV) (Roanoke, VA)
--Johnston Mill Master Tenant, LP (99.99%-NV) (Roswell, GA)
---Johnston Mill Lofts, L. P. (0.01%-NV) (Roswell, GA)			(26)
--Kardon/Atlantic Associates, L.P. (99.99%-NV) (Philadelphia, PA)
--Kingsbury Terrace State Credit Partner, LLC(UNACTIVATED)
--Knox Homes, L.P. (99.99%-NV) (Brooklyn, NY)
--L & M Hoe Associates LLC (99.99%-NV) (Larchmont, NY)
--La Fontaine Owners, LLC (98.99%-NV) (Larchmont, NY)
--Lafayette Family Urban Renewal Associates, L.P., an Urban Renewal Entity (99.98%-NV) (Marlton, NJ)
--Lakewood Terrace, LP (99.90%-NV) (Springfield, MO)
--Laurel Park Apartment II, Ltd. (99.99%-NV)(Gainesville, FL)
--Laurel Pointe II, LLC (99.99%-NV) (Raleigh, NC)
--Legacy Glenn Partnership, LLC (99.99%-NV) (Atlanta, GA)
--Legion Manor Associates Limited Partnership (98.99%-NV) (Fayetteville, NC)			(83)
--Liberty Cove LLLP (99.99%-NV) (Tucson, AZ)
--Lieutenant’s Run, L.P. (99.99%-NV) (Glen Allen, VA)
--Lincoln Square, L.P. (99.99%-NV) (Virginia Beach, VA)
--Lynhurst Park, L.P. (99.99%-NV) (Indianapolis, IN)
--Madam C.J. Walker LLC (99.99%-NV) (New York, NY)
--Maggie L. Walker Governor’s School Tenant, L.P. (99.99%-NV) (Richmond, VA)
--Magnolia Walk Apartments, Ltd. (99.99%-NV) (Ocala, FL)
--Meadow Ridge Senior Apartments Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
--Meadows at Brier Creek, LLC (Raleigh, NC) (99.99%-NV)
--Meridian Point Senior Apartments Limited Partnership (99.90%-NV) (Uniontown, PA)
--Midtown Square, L. P. (98.99%-NV) (Roswell, GA)			(44)
--MM Pointe, Ltd. (99.99%-NV) (Austin, TX)
--Montgomery Homes L. P. IX (99%-NV) (Kensington, MD)
--Montgomery Homes Limited Partnership X (99%-NV) (Kensington, MD)
--Monarch Place Apts. LP (99%-NV) (Columbia, SC)
--Moravian House III, LP (99.99%-NV) (Bethlehem, PA)
--MV Affordable Housing Associates Limited Partnership (99.99%-NV) (Kensington, MD)
--Oak Crest Apartments of Kannapolis, Ltd. (99%-NV) (Panama City, FL)
--Oaks at Brier Creek, LLC (99.99%-NV) (Raleigh, NC)
--ODC Selborne House Limited Partnership (99.99%-NV) (Ellicott City, MD)
--One Market Street, LLC (99.99%-NV) (San Francisco, CA)
--OPC Hampton Tenant, L.P. (99.99%-NV) (Newport News, VA)
---OPC Hampton, LLC (20%-NV) (Newport News, VA)	*	*	(79)
--Palacio Associates LLC (99.98%-NV) (Larchmont, NY)
--Parachute Factory Tenant, LLC (99.99%-NV) (Richmond, VA)
---Parachute Factory, LC (5%-NV) (Richmond, VA)			(68)
--Paramont Theater Tenant L.P. (99.99%-NV) (Charlottesville, VA)
--Park Ridge Apartments, Ltd. (99.99%-NV) (Lake Mary, FL)
--Parkland Senior Housing, LP (98.979592%)(Parkville, MO)
--Parkview Heights, L.P. (99.99%-NV) (Atlanta, GA)
--Paterson Apartments Partners, L.P. (99.99%)-NV) (Fort Lee, NJ)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Paterson Commercial Partners, L.P. (99.99%-NV) (Fort Lee, NJ)
---Paterson Commons Schools Associates, L.P. (10%-NV) (Fort Lee, NJ)	*	*
--Pegasus Villas, Ltd. (99.99%-NV) (Weatherford, TX)
--Peppermill Partners, L. P. (99%-NV) (Atlanta, GA)
--Phoenix Realty Tax Credit Fund V L.P. (99.99%-NV)(New York, NY)
--Pittsburgh Phase I, LP (99.97%-NV) (Atlanta, GA)			(58)
--Pittsburgh Phase II, LP (99.99%-NV) (Atlanta, GA)
--Pittsburgh State Credit Partner, LLC (Charlotte, NC)
---Pittsburgh Phase I, LP (0.01%-NV) (Atlanta, GA)			(58)
--Pohlig SCP, L.P. (0.01%-NV) (Mechanicsville, VA)	*	*
--Porter Commons Apartments, LP (99.99%-NV) (Overland Park, KS)
--PSH State Investor, LLC (Charlotte, NC)
--Quincy Street Owners, LLC (99%-NV) (New York, NY)
--Railroad Y L.P. (99.98%-NV) (Richmond, VA)
--Related Club West Housing Associates, Ltd. (99.50%-NV) (Miami, FL)
--Reservoir Hill Limited Partnership IX (99%-NV) (Baltimore, MD)
--Reservoir Hill Limited Partnership X (99.99%-NV) (Baltimore, MD)
--Reservoir Hill Limited Partnership XI (99%-NV) (Baltimore, MD)
--Reservoir Hill Limited Partnership XII (99.99%-NV) (Baltimore, MD)
--Richmond Green Limited Partnership (99.99%-NV) (Nashville, TN)
--Richmond Park, LLC (99.99%-NV) (Phenix City, AL)
--River Roads Senior State Credit Partner, LLC (Charlotte, NC)
---River Roads Senior, Limited Partnership (.01%-NV)			(71)
--Riverside Urban Renewal Limited Partnership (99.99%-NV) (Boston, MA)
--Roanoke Higher Education Associates, L.P. (99.98%-NV) (Roanoke, VA)
--Roanoke TS Tenant, LP (99.99%-NV) (Roanoke, VA)
--Roosevelt Tower — I, LLC (99.99%-NV) (Chicago, IL)
--Rosedale II, LLC (99.98%-NV) (Charlotte, NC)			(84)
--Rosemont Manor Ltd. (99%-NV) (Gainesville, FL)
--Royalton Apartments, Ltd. (99.99%-NV) (Miami, FL)
--Rufina Senior Housing Limited Partnership (99.99%-NV)(Albuquerque, NM)
--Sagamore Street Associates, L.P. (99.90%-NV) (New York, NY)
--Sandalwood Terrace of Ludowici L.P. (99%-NV) (Gainesville, FL)
--San Diego Creek Apartments, Ltd. (99.99%-NV) (Houston, TX)
--Saranor Apartments Limited Partnership (99.99%-NV) (Milford, CT)
--SAS-1600 Arch Street Tenant, L.P. (99.99%-NV) (Bala Cynwyd, PA)
--Sawmill Lofts Limited Partnership (99.99%-NV) (Albuquerque, NM)
--SDC Ewing Court, LP (99.99%-NV) (Dallas, TX)
--Sea Pines, L. P. (VA) (99.99%-NV) (Norfolk, VA)
--Seventeenth Street Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
---Seventeenth Street Lofts L.P. (40%-NV) (Richmond, VA)			(67)
--Sharp-Leadenhall Rental No. 1, Limited Liability Company (99.99%-NV) (Baltimore, MD)
--Shellbrooke Pointe Apartments, Ltd. (99.99%-NV)(Florence, AL)
--Shenandoah Hotel Associates L.P. (99.98%-NV) (Roanoke, VA)			(37)
--Sheridan Place of Bradenton Ltd. (99.99%-NV) (Newberry, FL)
--SHHO, L.P. (0.01%-NV) (Roanoke, VA)	*	*
---Shenandoah Hotel Associates L.P. (0.01%-NV) (Roanoke, VA)			(37)
--Shockoe-Cary Building Tenant, L.P. (VA) (99.99%-NV) (Glen Allen, VA)
--Site 15 Affordable Associates, LLC (99.99%-NV) (Larchmont, NY)
--SK 55 Wall LLC (99.99%-NV) (New York, NY)
--South Beach Courtyard Development, Ltd. (99.99%-NV) (Surfside, FL)
--South Common I Limited Partnership (99.99%-NV) (New Haven, CT)
--South Street Lofts Tenant L.P. (99.99%-NV) (Richmond, VA)
--SouthSide Plaza 455 Ltd., L.L.P. (99.99%-NV) (Lewisville, TX)
--Southwest Village Limited Partnership (99.99%-NV) (Las Vegas, NV)
--Spring Brook Meadows I, LLC (82.99%-NV) (Raleigh, NC)			(25)
--Spring Gate Manor Limited (99%-NV) (Gainesville, FL)
--Stanton Glenn Limited Partnership (50.99%-NV) (Washington, DC)			(64)
--St. Augustine Villas Housing, L.P. (99.99%-NV) (Dallas, TX)
--Stone Mountain Place Limited Partnership (99.99%-NV) (Las Cruces, NM)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Stonecreek Apartments of Mooresville, Ltd. (99%-NV) (Panama City, FL)
--Strouse Adler Associates, Limited Partnership (99.99%-NV) (New Haven, CT)
--Studebaker Limited Partnership (99.99%-NV) (Brooklyn, NY)
--Sun Pointe Park Apartments Limited Partnership (99.99%-NV) (Portland, OR)
--Superior Warehouse Apartments Tenant, L. P. (99.99%-NV) (Richmond, VA)
--TCB-DVI Calvert Place LLC (99.99%-NV) (Durham, NC)
--TCB-DVI Morning Glory LLC (99.99%-NV) (Durham, NC)
--TCIG Tax Credit Fund I, LLC (9.99%) (Charlotte, NC)			(15)
--TCIG Tax Credit Fund II, LLC (9.99%) (Charlotte, NC)			(39)
--TDF LP (99.99%-NV) (El Monte, CA)
--The Lofts San Marco Tenant, LLC (99.99%-NV) (Jacksonville, FL)
---The Lofts San Marco, LLC (10.00%-NV) (Jacksonville, FL)	*	*
--Thomasville Hampton Apartments, L.P. (75.49%-NV) (Dothan, AL)			(90)
--Thomson Senior Residences, L.P. (99.99%-NV)(Thomson, GA)
--Todd Tenant, L. P. (99.99%-NV) (Richmond, VA)
--Triton PCS, Inc. (5.77%) (Berwyn, PA)
--TWC Eighty-Three, Ltd. (97%-NV) (Tampa, FL)
--TWC Ninety-Five, Ltd. (99%-NV) (Tampa, FL)
--TWC Ninety-Two, Ltd. (99%-NV) (Tampa, FL)
--TWC Seventy-Eight, Ltd. (99.99%-NV) (Tampa, FL)
--TWC Seventy-Five, Ltd. (99.99%-NV) (Tampa, FL)
--TWC Seventy-Four, Ltd. (99.99%-NV) (Tampa, FL)
--TWC Seventy-Two, Ltd. (99.99%-NV) (Tampa, FL)
--TX Crist Housing, L.P. (99.99%-NV) (Garland, TX)
--TX Garth Housing, L.P. (99.99%-NV) (Houston, TX)
--TX John West Housing, L.P. (99.99%-NV) (Dallas, TX)
--Unity Park Limited Dividend Housing Association LLC (99.99%-NV) (Novi, Michigan)
--University Crossing Associates, L.P. (99.99%-NV) (Philadelphia, PA)
--VCP-Alderman Park Partners, Ltd. (99%-NV) (Jacksonville, FL)
--VCP-Carlington, LLC. (99.99%-NV) (Jacksonville, FL)
--Villa Biscayne of South Dade, Ltd. (99%-NV) (Panama City, FL)
--Virginia Center Associates, L.P. (99.99%-NV) (Midlothian, VA)
--Virginia Street SCP, L.P. (1%-NV) (Richmond, VA)
--Wachovia Community Development Enterprises, LLC (Charlotte, NC)
---Wachovia Community Development Enterprises I, LLC (0.001%) (Charlotte, NC)			(85)
---Wachovia Community Development Enterprises II, LLC (Charlotte, NC)
---Wachovia Community Development Enterprises III, LLC (50%) (Charlotte, NC) (UNACTIVATED)			(75)
---Wachovia Community Development Enterprises IV, LLC (50%) (Charlotte, NC) (UNACTIVATED)			(75)
---Wachovia Community Development Enterprises V, LLC (50%) (Charlotte, NC) (UNACTIVATED)			(75)
--Wachovia Community Development Enterprises III, LLC (50%) (Charlotte, NC) (UNACTIVATED)			(75)
--Wachovia Community Development Enterprises IV, LLC (50%) (Charlotte, NC) (UNACTIVATED)			(75)
--Wachovia Community Development Enterprises V, LLC (50%) (Charlotte, NC) (UNACTIVATED)			(75)
--Wachovia FSD SCP, LLC (Charlotte, NC)
---FSD Master Tenant, LLC (0.01%-NV) (Durham, NC)			(20)
--Wachovia Guaranteed Middle Tier III-A-NC, LLC (98.99%-NV) (Charlotte, NC)			(12)
--Wachovia Guaranteed Middle Tier IV-P/NC, LLC (98.99%-NV) (Charlotte, NC)			(29)
--West 152 Street Associates LLC (99.99%-NV) (Larchmont, NY)
--Westport Apartments, L.P. (99.99%-NV) (Quincy, IL)
--Westville, Ltd. (99%-NV) (Gainesville, FL)
--Whitney Hotel Limited Partnership (99.99%-NV) (Metairie, LA)
--Willow Ridge Apartments of Greensboro Limited Partnership (99.99%-NV) (Panama City, FL)
--Willow Ridge Associates (99.99%-NV) (Lancaster, PA)
-Wachovia Affordable Housing Corp. (Charlotte, NC)
--AHG Tax Credit Fund I, L.L.C. (0.1%) (Charlotte, NC)	*	*
---Flagship Partners, L.P. (99%-NV) (Knoxville, TN)
---Salem Run Associates, L.P. (99%-NV) (Midlothian, VA)
---Salem Run Associates II, L.P. (99.99%-NV) (Fredericksburg, VA)
---Salisbury Senior Housing Limited Partnership (99.99%-NV) (Annapolis, MD)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--AHG Tax Credit Fund II, L.L.C. (0.1%) (Charlotte, NC)	*	*
---TWC Eighty-Eight, Ltd. (99%-NV) (Tampa, FL)
--AHG Tax Credit Fund III, L.L.C. (0.1%) (Charlotte, NC)	*	*
---Ashton of Richmond Hill, L. P. (99%-NV) (Gainesville, FL)
---Arbor Village, L.P. (99%-NV) (Winter Park, FL)
---Harlingen Community Development Corporation 1, LP (99%-NV) (Altamonte Springs, FL)
---Spinnaker Reach Apartments of Duval, Ltd. (99%-NV) (Panama City, FL)
---Ravenwood of Kissimmee, Ltd. (99%-NV) (Gainesville, FL)
---River Reach of Orange County, Ltd. (99%-NV) (Panama City, FL)
---Yorktown Arms Development Limited Partnership (99%-NV) (Philadelphia, PA)
--AHG Tax Credit Fund IV, L.L.C. (0.1%) (Charlotte, NC)	*	*
---Green Ridge Associates, LLC (99.99%-NV) (Nashville, TN)
---Lantana Associates, Ltd. (99%-NV) (Coral Gables, FL)
---Sugar Mill Apartments, L.P. (99%-NV) (Cordele, GA)
---TWC Ninety-Six, Ltd. (99%-NV) (Tampa, FL)
--AHG Tax Credit Fund V, L.L.C. (0.1%) (Charlotte, NC)	*	*
---TWC Ninety-Seven, Ltd. (99%-NV) (Tampa, FL)
---TWC Seventy-Three, Ltd. (99.99%-NV) (Tampa, FL)
--AHG Tax Credit Fund VI, L.L.C. (0.01%) (Charlotte, NC)	*	*
---Green Gables Apartments, Ltd. (99%-NV) (Gainesville, FL)
---Indian Run Limited Partnership (99.99%-NV) (Boston, MA)
---Steeplechase Apartments, Ltd. (99%-NV) (Gainesville, FL)
---Steeplechase Apartments II, Ltd. (99%-NV) (Gainesville, FL)
---Vestcor-WR Associates, Ltd. (99.99%-NV) (Jacksonville, FL)
--AHG Tax Credit Fund VII, L.L.C. (0.1%) (Charlotte, NC)	*	*
---Cedar Forest Limited Partnership (99.99%-NV) (Boston, MA)
---Tobacco Row Phase II Associates, L.P. (99.99%-NV) (Richmond, VA)
---West Brickell Apartments, Ltd. (99%-NV) (Miami, FL)
--AHG Tax Credit Fund IX, L.L.C. (0.01%) (Charlotte, NC)	*	*
---Beaumont Avenue Apartments, L. P. (99%-NV) (New York, NY)
---Cranford Avenue Apartments, L.P. (99%-NV) (New York, NY)
---Fairbrooke Apartments Limited Partnership (99%-NV) (Baltimore, MD)
---Haverhill Affordable Housing, Ltd. (99.99%-NV) (Orlando, FL)
---San Benito Housing, Ltd. (99.99%-NV) (Altamonte Springs, FL)
--AHG Tax Credit Fund X, L.L.C. (0.01%) (Charlotte, NC)	*	*
---Brittany Associates, Ltd. (99.99%-NV) (Fort Myers, FL)
---Brittany Associates II, Ltd. (99.99%-NV) (Fort Myers, FL)
---Cannon/Hearthwood Limited Partnership (99%-NV) (Culpeper, VA)
---Fox Haven Limited Partnership (99%-NV) (Raleigh, NC)
---Kensington of Kissimmee, Ltd. (99.99%-NV) (Gainesville, FL)
---Nantucket Bay Limited Partnership (99.99%-NV) (Boston, MA)
---Shenandoah Station, L.P. (99.99%-NV) (Richmond, VA)
--AHG Tax Credit Fund XII L.L.C. (0.01%) (Charlotte, NC)	*	*
---Ashton Pointe, LLP (99.99%-NV) (Valdosta, GA)
---Columbia Village, L.P. (99.99%-NV) (Atlanta, GA)
---Genesis Gardens, L.P. (99.9851%-NV) (Palmetto, GA)			(62)
---Longview Green Associates, L.P. (99.99%-NV) (Fayetteville, NC)
---RIHC Partners, L.P. (99.99%-NV) (Reston, VA)
---VCP-SB Associates, Ltd. (99.99%-NV) (Jacksonville, FL)
---Vista Point Apartments Limited Partnership (99%-NV) (Las Vegas, NV)
--AHG Tax Credit Fund XIV, L.L.C. (0.10%) (Charlotte, NC)	*	*
---Charleston Place Limited Partnership (99.99%-NV) (Mansfield, MA)
--AHG Tax Credit Fund XVI, L.P. (0.01%) (Charlotte, NC)	*	*
---Antioch Senior Housing Limited Partnership (99.99%-NV) (Hempstead, NY)
---Grundy Gardens II Senior Apartments, L.P. (88.99%-NV) (Doylestown, PA)			(82)
---Miramar City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
---Williams Landing II Limited Partnership (99.99%-NV) (Mansfield, MA)
--AHG Tax Credit Fund XVII, L.P. (0.01%) (Charlotte, NC)	*	*
---Yorktown Arms II L.P. (99.99%-NV) (Philadelphia, PA)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--AHG Tax Credit Fund XVIII, LLC (0.01%) (Charlotte, NC)	*	*
---Blitchton Station, Ltd. (99.99%-NV) (Gainesville, FL)
---Cheyenne Apartments PPG Limited Partnership (99.99%-NV) (Las Vegas, NV)
---Green Gables Apartments II, Ltd. (99.99%-NV) (Gainesville, FL)
---Magnolia Walk Apartments II, Ltd. (99.99%-NV) (Ocala, FL)
--First Union Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)	*	*
---Columbia at Greens, L.P. (99.99%-NV) (Atlanta, GA)
---Lake Weston Apartments (Orlando) Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
---Willow Key Apartments Limited Partnership (99.50%-NV) (Altamonte Springs, FL)
---Willow Trace Limited Partnership (99.99%-NV) (Boston, MA)
--Gates of Ballston State Credit Investor, LLC (0.01%) (Charlotte, NC)	*	*	(121)
--TCF A/GA-1, LLC (0.01%)(Charlotte, NC)	*	*
---Columbia at Mechanicsville Apartments, L.P. (24.5%-NV)(Atlanta, GA)			(76)
---Thomasville Hampton Apartments, L.P. (24.5%-NV)			(90)
--TCF AEG/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Cobblestone Landing, L.P. (0.01%-NV) (Roswell, GA)			(31)
---Columbia High Point Estate, L. P. (0.01%-NV) (Atlanta, GA)			(60)
--TCF A/V-1, LLC (0.01%)(Charlotte, NC)
---OPC Hampton SCP, LLC (1.00%-NV)(Newport News, VA)
----OPC Hampton, LLC(.01%-NV)(Newport News, VA)	*	*	(79)
--TCF BA/F-G, LLC (0.01%)(Charlotte, NC)
---Abbington Apartments, LLC (99.99%-NV) (Winston-Salem, NC)
---Kirby Manor, L.P. (99.99%-NV) (Cleveland, OH)
---Professional Building, LLC (89.98%-NV) (Madison, WI)
--TCF BO/F, LLC (0.01%) (Charlotte, NC)	*	*
---Longhill Grove, L.P. (99.99%-NV) (Glen Allen, VA)
---Longwood Vista Apartments, LP (99.98%-NV) (Atlanta, GA)			(80)
---The Reserve at Ivy Creek, L.P. (99.89%-NV) (Buford, GA)
---Vestcor Fund XIX, Ltd. (99.99%-NV) (Jacksonville, FL)
--TCF CN/VA-1, LLC (0.10%) (Charlotte, NC)	*	*
---Market Villas SCP, L.P. (0.01%-NV) (Glen Allen, VA)	*	*
--TCF CN/VA-2, LLC (0.10%) (Charlotte, NC)	*	*
---CWC SCP, LLC (1.0%-NV) (Williamsburg, VA)			(93)
--TCF CN/VA-3, LLC (0.01%) (Charlotte, NC)	*	*
---South Street Lofts SCP L.P. (0.01%-NV) (Richmond, VA)
--TCF CON/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Alta Ridgewalk, L.L.C. (0.1%-NV) (Marietta, GA)			(19)
--TCF GW/F, LLC (0.01%) (Charlotte, NC)	*	*
---Creekpointe Associates, L.P. (99.99%-NV) (Richmond, VA)
---Gramax Associates, Limited Partnership (24.5%-NV) Virginia Beach, VA)			(56)
---Silver Oaks Village, Ltd. (99.99%-NV) (Ocala, FL)
---Stanton Glenn Limited Partnership (24.5%-NV) (Washington, DC)			(64)
---TWC Eighty-Nine, Ltd. (99.99%-NV) (Tampa, FL)
---TWC Ninety-Three, Ltd. (99.99%-NV) (Tampa, FL)
---TWC Sixty-Four, Ltd. (99.99%-NV) Tampa, FL)
---Vestcor Fund XIV, Ltd. (99.99%-NV) (Jacksonville, FL)
--TCF GW/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Parkland Manor, L.P. (99.99%-NV) Roswell, GA)			(116)
--TCF GW-2, LLC (0.01%) (Charlotte, NC)	*	*
---Emerald Park, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
---Fall River/Bay Village Limited Partnership (99.99-NV) (Boston, MA)
---Hilltop Preserve Limited Partnership (89.86%-NV) (Mansfield, MA)			(69)
---Parkland Associates, L.P. (99%-NV) (Virginia Beach, VA)
---River Bay Townhomes, L.P. (99.89%-NV) (Columbia, MD)
---Temple City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
--TCF HH/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Harris Redevelopment Partnership II, L.P. (0.01%-NV) (Atlanta, GA)			(73)
--TCF JH/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Eagles Creste Housing Partners, L.P. (0.20%-NV) (Atlanta, GA)			(16)
---Walton Reserve-Seniors, LP (1.0%-NV) (Marietta, GA)			(18)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--TCF JP/F, LLC (0.01%) (Charlotte, NC)	*	*
---Fore Hoosier Woods Apartments, L.P. (99.99%-NV) (Westlake Village, CA)
---Overlook at Brook Run Associates, L.P. (99.99%-NV) (Richmond, VA)
---Overlook at Brook Run II Associates, L. P. (99.99%-NV) (Richmond, VA)
---Summerland Heights III, L. P. (99.99%-NV) (Norfolk, VA)
---TWC Eighty-Four, Ltd. (99.99%-NV) (Tampa, FL)
---Wynona Lipman Arms Urban Renewal Associates, L.P. (99.99%-NV) (Fort Lee, NJ)
--TCF JP/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Eagles Creste Housing Partners, L.P. (0.80%-NV) (Atlanta, GA)			(16)
--TCF JPM/F, LLC (0.01%) (Charlotte, NC)	*	*
---1118 Adams Street Urban Renewal, LLC (99.99%-NV) (West Trenton, NJ)
--TCF M/F-1, LLC (0.01%) (Charlotte, NC)	*	*
---Anderson Place, L.P. (99.99%-NV) (Monroe, NC)
---Columbia Senior Residences at Mechanicsville Apartments, L.P. (1%-NV)(Atlanta, GA)			(62)
---Eagles Creste Housing Partners, L.P. (98.99%-NV) (Atlanta, GA)			(16)
---Loris Gardens, LLC (99.99%-NV) (Raleigh, NC)
---Rose Harbor Limited Partnership (95%-NV) (Mansfield, MA)
---Southview Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
---Witmer/Columbia Place, A California Limited Partnership (99.99%-NV) (Merced, CA)
--TCF NA/VA-1, LLC (0.01%) (Charlotte, NC)	*	*
---American Tobacco SCP, LP (1.0%-NV) (Chester, VA)
--TCF NA/VA-2, LLC (0.10%) (Charlotte, NC)	*	*
---Suffolk Center for Cultural Arts SCP, L.P. (1.0%-NV) (Suffolk, VA)	*	*
--TCF NA/VA-3, LLC (0.10%) (Charlotte, NC)	*	*
---Gates of Ballston State Credit Investor, LLC (0.01%) (Charlotte, NC)			(121)
--TCF P/VA, LLC (0.01%) (Charlotte, NC)	*	*
---CACC SCP, LP (99.98%-NV) (Norfolk, VA)
---CWC SCP, LLC (0.50%-NV) (Williamsburg, VA)			(93)
---Lamont SCP, L.P. (1.0%-NV) (Richmond, VA)	*	*
---Roanoke TS SCP, LP (0.01%-NV) (Roanoke, VA)	*	*
--TCF UB-1, LLC (0.01%) (Charlotte, NC)	*	*
---Chapel Trust, Ltd. (99.99%-NV) (Coconut Grove, FL)
---Homes at Berlin Limited Partnership (99.99%-NV) (Annapolis, MD)
---Sunset City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
---TWC Twenty-Five, Ltd. (99.99%-NV) (Tampa, FL)
---Vestcor Fund XX, Ltd. (99.99%-NV) (Jacksonville, FL)
--TCF U/GA-2, LLC (0.01%) (Charlotte, NC)	*	*
---Longwood Vista Apartments, LP (0.01%-NV) (Atlanta, GA)			(80)
--TCF U/MO, LLC (0.01%) (Charlotte, NC)	*	*
---River Roads Senior, Limited Partnership (99.98%-NV) (St. Louis, MO)			(71)
--TCF USB/F, LLC (0.01%) (Charlotte, NC)	*	*
---Broadway City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
---Maryland Heights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
---Westwood Vistas, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
--TCF U/VA, LLC (0.01%) (Charlotte, NC)	*	*
---Biggs Building SCP, L.P. (1.0%-NV) (Glen Allen, VA)	*	*
---Bluffwalk SCP, L.L.C. (0.65%-NV) (Lynchburg, VA)	*	*	(95)
---Bluffwalk SCP, L.L.C. (0.65%-NV) (Lynchburg, VA)	*	*	(95)
----Bluffwalk Center, L.P. (30%-NV) (Lynchburg, VA)	*	*
---City Market Lofts SCP, LLC (1.0%-NV) (Winston-Salem, NC)	*	*
----City Market Lofts, LLC (80%-NV) (Winston-Salem, NC)
---Mulberry SCP, L.P. (1%-NV) (Richmond, VA)
---Parachute Factory SCP, LLC (0.01%-NV) (Richmond, VA)	*	*
----Parachute Factory, LLC (1%-NV) (Richmond, VA)	*	*	(68)
---Paramont Theater SCP L.P. (99.99%-NV) (Charlottesville, VA)
---Pohlig SCP, L.P. (0.01%-NV) (Mechanicsville, VA)	*	*
---Richmond Hill, L.P. (1.0%-NV) (Richmond, VA)	*	*
---Seventeenth Street Lofts SCP L.P. (0.01%-NV) (Richmond, VA)	*	*
----Seventeenth Street Lofts L.P. (0.01%-NV) (Richmond, VA)			(67)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--TCF U/VA-2, LLC (0.01%) (Charlotte, NC)	*	*
---Bluffwalk SCP, L.L.C. (0.35%-NV) (Lynchburg, VA)	*	*	(95)
---CWC SCP, LLC (1.0%-NV) (Williamsburg, VA)	*	*	(93)
---Gates of Ballston State Credit Investor, LLC (0.01%) (Charlotte, NC)	*	*	(121)
---Nolde Bakery SCP, L.P. (1.0%-NV) (Norfolk, VA)
--TCF VZ/GA, LLC (0.01%) (Charlotte, NC) (UNACTIVATED)	*	*
--TCF WF-3, LLC (0.01%) (Charlotte, NC)	*	*
---Cimarron Estates, Ltd. (99.99%-NV) (Austin, TX)
---Gramax Associates, Limited Partnership (24.5%-NV) (Virginia Beach, VA)			(56)
---St. Phillip Villas, L.P. (99.98%-NV) (Griffin, GA)			(46)
---Stanton Glenn Limited Partnership (24.5%-NV) (Washington, DC)			(64)
---Vestcor Fund XVI, Ltd. (99.99%-NV) (Jacksonville, FL)
--TCF WF-4, LLC (0.01%) (Charlotte, NC)	*	*
---Bella Castello Family Apartments, L.P. (99.99%-NV) (Santa Clara, CA)
---Liberty Commons Associates, L.C. (99.99%-NV) (Salt Lake City, UT)
---Liberty Midtown Properties, L.C. (99.99%-NV) (Salt Lake City, UT)
--TCIG Guaranteed Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)	*	*
---Columbia at Bells Ferry Partners, L. P. (98.90%-NV) (Atlanta, GA)			(59)
---Magnolia Heights, L. P. (98.99%-NV) (Atlanta, GA)			(14)
---One Pleasant Green Place, Ltd. (99.90%-NV) (Austin, TX)
---Robins Landing, L. P. (99.99%-NV) (Altamonte Springs, FL)
---Timberlake Apts LP (99.99%-NV) (Aynor, SC)
---TWC Ninety-Eight, Ltd. (99.99%-NV) (Tampa, FL)
---TWC Ninety-Four, LLC (98%-NV) (Tampa, FL)
---TWC Ninety-Nine, Ltd. (99.99%-NV) (Tampa, FL)
---TWC Ninety-One, Ltd. (99.99%-NV) (Tampa, FL)
---Williams Landing Limited Partnership (99.99%-NV) (Boston, MA)
--TCIG Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)	*	*
---Arbors at Hickory Creek, L. P. (99.99%-NV) (Mishawaka, IN)
---Columbia High Point Estate, L. P. (99.98%-NV) (Atlanta, GA)			(60)
---Grande Pointe Associates, Ltd. (99.90%-NV) (Coconut Grove, FL)
---Laguna Pointe Associates, Ltd. (99.99%-NV) (Coral Gables, FL)
---Magnolia Village, L.P. (98.9%-NV) (Roswell, GA)			(55)
---Miami River Park Associates, Ltd. (99.99%-NV) (Boston, MA)
---Pacific Park, L.P. (99.98%-NV) (Fort Valley, GA)			(47)
---Sugar Mill Associates, Ltd. (99.99%-NV) (Miami, FL)
---Summer Crest Apts, LP (99.99%-NV) (North Myrtle Beach, SC)
---TWC Eighty-Seven, Ltd. (99%-NV) (Tampa, FL)
---TWC Seventy-Six, Ltd. (99.99%-NV) (Tampa, FL)
---TWC Sixty-Eight, Ltd. (99.99%-NV) (Tampa, FL)
---TWC Sixty-Six, Ltd. (99.99%-NV) Tampa, FL)
---Vestcor Fund XXII, Ltd. (99.99%-NV) (Jacksonville, FL)
--TCIG Guaranteed Tax Credit Fund III, LLC (0.01%) (Charlotte, NC)	*	*
---Ardmore City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
---Brisas Del Mar Limited Partnership (95%-NV) (Mansfield, MA)
---Chambers Bridge Urban Renewal Housing, L. P. (99.99%-NV) (Yardville, NJ)
---Cobb Park Townhomes, L.P. (99.99%-NV) (Lancaster, TX)
---Columbia Commons, L. P. (99.97%-NV) (Atlanta, GA)			(51)
---Columbia Gardens, L.P. (99.99%-NV) (Atlanta, GA)
---El Paseo Apartments, L.P., A California Limited Partnership (99.99%-NV) (San Jose, CA)
---Georgia Las Brisas, LP (99.99%-NV) (Atlanta, GA)
---Glory Street LLC (99.98%-NV) (Charlotte, NC)			(34)
---Hemma II, Ltd. (99.99%-NV) (Dallas, TX)
---Heritage Crossing. L. P. (99.98%-NV) (Atlanta, GA)			(61)
---Jamestown Woods Limited Partnership (95%-NV) (Mansfield, MA)
---Johnston Mill Lofts, L. P. (99.88%-NV) (Roswell, GA)			(26)
---Madison Meadows, LP (99.96%-NV) (Lake Mary, FL)			(35)
---Magnolia Circle, LP (99.98%-NV) (Decatur, GA)			(24)
---New Dalton IA LLC (99.89%-NV) (Charlotte, NC)			(27)
---NHPAHP Cedar Creek Crossing Limited Partnership (99.99%-NV) (Quincy, FL)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

---Oconee Springs II, L.P. (99.98%-NV) (Atlanta, GA)			(66)
---Primrose Houston South Housing, L.P. (99.99%-NV) (Dallas, TX)
---S.H.E. Associates, L.P. (99.99%-NV) (Newark, NJ)
---Siena Gardens Limited Partnership (95%-NV) (Mansfield, MA)
---The Maples Limited Partnership (99.99%-NV) (Denton, MD)
---TWC Sixty-Five, Ltd. (99.99%-NV) (Tampa, FL)
---TWC Twenty-Nine, Ltd. (99.99%-NV) (Tampa, FL)
---Villa Capri Apartments Limited Partnership (99.90%-NV) (Beaverton, OR)
---Westchester Woods, Ltd. (99.99%-NV) (Lake Mary, FL)
--TCIG Guaranteed Tax Credit Fund IV, LLC (0.01%) (Charlotte, NC)	*	*
---78 Waukesha, LLC (99.99%-NV) (Mequon, WI)
---80 West Allis, LLC (99.99%-NV) (Mequon, WI)
---Belleharbour Apts., L.P. (99.99%)-NV) (Norfolk, VA)
---Bonanza Pines Limited Partnership (99.99%-NV) (Las Vegas, NV)
---Cambridge Plaza II, L.P. (99.99%-NV) (Philadelphia, PA)
---Mountain Park Apartments LLLP (99.99% — NV) (Tucson, AZ)
---Parmer Villas Housing, L.P. (99.99%-NV) (Dallas, TX)
---Primrose Houston I Housing, L.P. (99.99%-NV) (Dallas, TX)
---Primrose SA IV Housing, L.P. (99.99%-NV) (Dallas, TX)
---Rocky Creek SC, LP (99.9%-NV) (Greenville, SC)
---TCB-DVI Main Street Townhomes LLC (99.99%-NV) (Durham, NC)
---TWC Sixty-Seven, Ltd. (99.99%-NV) (Tampa, FL)
---TWC Twenty-Two, Ltd. (99.99%)-NV) (Tampa, FL)
---TX Hampton Villas, L.P. (99.99%-NV) (Dallas, TX)
--TCIG Guaranteed Tax Credit Fund V, LLC (0.01%) (Charlotte, NC)	*	*
---Bachon Investments, L. P. (99.99%-NV) (Dallas, TX)
---Desdemona Limited Partnership (99.99%-NV) (Seattle, WA)
---Fairview Multifamily LLC (99.98%-NV) (Charlotte, NC)			(32)
---Fore Hoosier Woods II Apartments Limited Partnership (99.99%-NV) (Andersen, IN)
---Hagerstown Robinwood Senior Associates, LLC (99.99%-NV) (Baltimore, MD)
---Heatherwilde Estates Housing, L.P. (99.99%-NV) (Dallas, TX)
---One SDI, Ltd. (99.99%-NV) (Dallas, TX)
---Pleasant Valley Courtyards Housing, L.P. (99.99%-NV) (Dallas, TX)
---SDC Investments, L.P. (99.99%-NV) (Dallas, TX)
---TCB Bowling Green Limited Partnership (99.99%-NV) (Boston, MA)
---TCB Marshall Manor Limited Partnership (99.99%-NV) (Boston, MA)
--TCIG Guaranteed Tax Credit Fund VI, LLC (0.01%) (Charlotte, NC)	*	*
---Arbors at Honey Creek, L.P. (99.99%-NV) (Mishawaka, IN)
---Cambridge III, L.P. (99.99%-NV) (Philadelphia, PA)
---Carlisle Family Homes Limited Partnership (99.99%-NV) (Portland, OR)
---Glen Arbor of Carolina, LLC (99.99%-NV) (Columbia, SC)
---Glen Arbor of Carolina, LLC (99.99%-NV) (Columbia, SC)
---Kensington Court Apartments, LP (99.90%-NV) (Springfield, MO)
---Laurel Park Apartments, Ltd. (99.99%-NV) (Gainesville, FL)
---Loewen Development of Wappingers Falls, L.P. (99.99%-NV) (New Rochelle, NY)
---TCB Bowling Green III Limited Partnership (99.99%-NV) (Boston, MA)
---TCB Marshall Manor III Limited Partnership (99.99%-NV) (Boston, MA)
---TWC Seventy-Nine, Ltd. (99.99%-NV) (Tampa, FL)
---TX Acme A South Housing, L.P. (99.99%-NV) (Dallas, TX)
---West Oaks/Finlay Partners III, L. P. (99.99%-NV) (Jacksonville, FL)			(81)
--TCIG Guaranteed Tax Credit Fund VII, LLC (0.01%) (Charlotte, NC)	*	*
---Bay Road Housing, L.P. (99.99%-NV) (San Jose, CA)
---Humble Parkway Apartments Limited Partnership (99.9%-NV) (Houston, TX)			(77)
---Sundance Village Limited Partnership (99.99%-NV) (Las Vegas, NV)
---Tuscan Place Limited Partnership (95%-NV) (Mansfield, MA)
---Walton Reserve-Seniors, LP (98.99%-NV) (Marietta, GA)			(18)
---Wauregan Development LLC (99.99%-NV) Fairfield, CT)
---Westminster Bond Senior Associates, LLC (99.99%-NV) (Baltimore, MD)
--TCIG Historic Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)	*	*
---Totten Tower, L. P. (99.99%-NV) (Richmond, VA)
---Warder Mansion, L. P. (99.99%-NV) (Richmond, VA)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--TCIG Tax Credit Fund I, LLC (0.01%) (Charlotte, NC)	*	*	(15)
---Arbor Cove, Ltd. (99.99%-NV) (Merritt Island, FL)
---Boilerworks, LLC (99.98%-NV) (Novi, MI)
---Goodbread Hills, Ltd. (99.99%-NV)(Miami, FL)
---Harris Redevelopment Partnership II, L.P. (99.96%-NV)(Atlanta, GA)
---North Red Oak Limited Partnership (99.99%-NV) (Austin, TX)
---Pinnacle Pines, Ltd. (99.99%-NV) (Miami, FL)
---Sutherland Park, L.P. (99.99%-NV) (Knoxville, TN)
---The Legacy at Walton Village, L.P. (98.99%-NV)(Marietta, GA)
---Tuscan Place II Limited Partnership (95%-NV) (Mansfield, MA)
---Ventana Cove Apartments LP (99.99%-NV) (Tuscan, AZ)
---Woodland Meadows Housing Partners, LLC (99.99%-NV) (Portland, OR)
--TCIG Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)	*	*	(39)
---Alder Crest L.P. (99.99%-NV) (Seattle, WA)
---Belleville Seniors Apts., L.P. (99.99%-NV) (Norfolk, VA)
---Caru Associates, L.P. (99.99%-NV) (Virginia Beach, VA)
---Cathy’s Pointe, Ltd. (99.99%-NV) (Austin, TX)
---Columbia Senior Residences at MLK, L.P (99.98%-NV)(Atlanta, GA)			(92)
---Foxchase Village Apartments LP (99.99%-NV)(Columbia, MO)
---Greenridge Apartments, LLC (99.99%-NV) (Raleigh, NC)
---HHG I, LLC (99.99%-NV) (Winston-Salem, NC)
---HHG II, LLC (99.99%-NV) (Winston-Salem, NC)
---SDC Luxar Investments, LP (99.99%-NV) (Dallas, TX)
---Walton Village, L.P. (98.99%-NV) (Marietta, GA)
--W/A Tax Credit Fund 2003-I, LLC (0.01%) (Charlotte, NC)	*	*
---GHG Newport Landing Limited Partnership (99.99%-NV) (Mansfield, MA)
---Meadow Landing I Limited Partnership (99.99%-NV (West Haven, CT)
---Somerset Apts., L.P. (99.99%-NV) (Norfolk, VA)
--Wachovia Guaranteed Middle Tier III-A/NC, LLC (0.01%) (Charlotte, NC)	*	*	(12)
---Crosswinds Green II Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
---Hawthorne Court, LLC (99.99%-NV) (Raleigh, NC)
---Haymount Manor Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
---Laurel Pointe, LLC (99.99%-NV) (Raleigh, NC)
--Wachovia Guaranteed Middle Tier IV-P/NC, LLC (0.01%) (Charlotte, NC)	*	*	(29)
---Fairview Multifamily LLC (0.01%-NV) (Charlotte, NC)			(32)
---Glory Street LLC (0.01%-NV) (Charlotte, NC)			(34)
---Morgans Ridge, LLC (99.99%-NV) (Raleigh, NC)
---New Dalton IA LLC (0.01%-NV) (Charlotte, NC)			(27)
---Raeford Green Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
---Rosehill West Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
--Wachovia Guaranteed Middle Tier IV-U/NC, LLC (0.01%) (Charlotte, NC)	*	*
---Blanton Green II Associates Limited Partnership (99.99%-NV) (Fayetteville, NC)
---Legion Manor Associates Limited Partnership (1.0%-NV) (Fayetteville, NC)			(83)
---Morgans Ridge II, LLC (99.99%-NV) (Raleigh, NC)
---Rosedale II, LLC (0.01%-NV) (Charlotte, NC)			(84)
---Spring Brook Meadows I, LLC (17%-NV) (Raleigh, NC)			(25)
--Wachovia Guaranteed Tax Credit Fund-C/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Columbia at Bells Ferry Partners, L. P. (1.0%-NV) (Atlanta, GA)			(59)
---Midtown Square, L.P. (0.05%-NV) (Roswell, GA)			(44)
---Pacific Park, L. P. (0.01%-NV) (Fort Valley, GA)			(47)
--Wachovia Guaranteed Tax Credit Fund-WF/CA, LLC (0.01%) (Charlotte, NC)	*	*
---Apple Tree Village Partners, L.P. (CA) (99.99%-NV) (Los Angeles, CA)
---Bentley City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
---Elysian City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles)
--Wachovia Guaranteed Tax Credit Fund II, LLC (0.01%) (Charlotte, NC)	*	*
---Ashton Hills, L.P. (99.98%-NV) (Valdosta, GA)
---Ashton Landing, L. P. (99.99%) (Valdosta, GA)
---Magnolia Arbor, L. P. (99.90%-NV) (Roswell, GA)			(78)
---Magnolia Creste, L.P. (99.99%-NV) (Roswell, GA)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Canton Mill, LLC (1.0%-NV) (Atlanta, GA)			(115)
---Gatwick Senior Village, L. P. (1%-NV) (Fort Valley, GA)			(54)
---Magnolia Village, L.P. (1.0%-NV) (Roswell, GA)			(55)
--Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC (0.01%) (Charlotte, NC)	*	*
---Wachovia Guaranteed Middle Tier III-A/NC, LLC (1.0%-NV) (Charlotte, NC)			(12)
--Wachovia Guaranteed Tax Credit Fund III-CN/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Alta Ridgewalk, L.L.C. (0.1%-NV) (Marietta, GA)			(19)
---Midtown Square, L.P. (0.05%-NV) (Roswell, GA)			(44)
---Magnolia Heights, L. P. (1.0%-NV) (Atlanta, GA)			(14)
--Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC (0.01%) (Charlotte, NC)	*	*
---Madison Meadows, L. P. (0.02%-NV) (Lake Mary, FL)			(35)
---Oconee Springs II, L.P. (GA) (0.01%-NV) (Atlanta, GA)			(66)
--Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC (Charlotte, NC) (0.01%)	*	*
---Wachovia Guaranteed Middle Tier IV-P/NC, LLC (1.0%-NV) (Charlotte, NC)			(29)
--Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC (Charlotte, NC) (0.01%)	*	*
---Ashton Court, L. P. (0.01%-NV) (Valdosta, GA)			(41)
---Baltic Park, L. P. (1.0%-NV) (Macon, GA)			(22)
---Columbia Commons, L.P. (0.01%-NV) (Atlanta, GA)			(51)
---Heritage Crossing, L. P. (0.01%-NV) (Atlanta, GA)			(61)
--Johnston Mill Lofts, L.P. (0.01%-NV) (Roswell, GA)			(26)
---Madison Meadows, LP (0.01%-NV) (Lake Mary, FL)			(35)
---Magnolia Circle, LP (0.01%-NV) (Decatur, GA)			(24)
---Mercy Housing Georgia I, L.L.L.P. (0.01%-NV) (Atlanta, GA)			(36)
---St. Phillip Villas, L.P. (0.01%-NV) (Griffin, GA)			(46)
--Wachovia Guaranteed Tax Credit Fund IV-U/NC, LLC (Charlotte, NC) (0.01%)	*	*
--Wachovia Guaranteed Tax Credit Fund V-F/M, LLC (0.01%) (Charlotte, NC)	*	*
---Baltic Park, L.P. (98.99%-NV) (Macon, GA)			(22)
---Burlington City Lights, A California Limited Partnership (99.99%-NV) (Los Angeles, CA)
---Heatherwood Apartments Limited Partnership (99%-NV) (Columbia, SC)
---Hilltop Preserve Limited Partnership (1%-NV) (Mansfield, MA)			(69)
--Wachovia Guaranteed Tax Credit Fund V-VA/M, LLC (0.01%) (Charlotte, NC)	*	*
---Canal Walk Lofts SCP L.P. (0.01%-NV) (Richmond, VA)	*	*
---Canal Walk Lofts II SCP L.P. (0.01%-NV) (Richmond, VA)	*	*
----Canal Walk Lofts II L.P. (1.02%-NV) (Richmond, VA)			(65)
---CAROLINA/CONSOLIDATED SCP, L.P. (0.01%-NV) (Richmond, VA)	*	*
---Clarke CCH SCP, L.P. (0.01%-NV) (Berryville, VA)	*	*
---Commerce Street Partners, L.P. (0.01%-NV) (Lynchburg, VA)	*	*
---Elf SCP, L.P. (1%-NV) (Richmond, VA)	*	*
---Superior Warehouse Apartments SCP, L.P. (0.01%-NV) (Richmond, VA)	*	*
---Todd SCP L.P. (0.01%-NV) (Richmond, VA)	*	*
--Wachovia Guaranteed Tax Credit Fund-WF/CA-2, LLC (0.005%) (Charlotte, NC)	*	*	(122)
---AHC Limited Partnership-10 (60.01%-NV) (Arlington, VA)			(120)
---Ashton Court, L. P. (99.98%-NV) (Valdosta, GA)			(41)
---Betty Anne Gardens, L.P. (99.99%-NV) (San Jose, CA)
---Grande Court Kissimmee Associates, Ltd. (99.90%-NV) (Miami, FL)
---Timber Run Limited Partnership (99.99%-NV) (Altamonte Springs, FL)
-Wachovia ARM Securitization, LLC (Charlotte, NC)
-Wachovia Asset Securitization Holding Corp. (Charlotte, NC)
--Wachovia Asset Securitization Issuance, LLC (Charlotte, NC)
-Wachovia Bank and Trust Company (Cayman) Ltd. (George Town, Cayman Islands)
--Wachovia Secretaries (Cayman) Ltd. (George Town, Cayman Islands)
--Wachovia Directors (Cayman) Ltd. (George Town, Cayman Islands)
-Wachovia Capital Finance Corporation (Central) (Chicago, IL)
-Wachovia Capital Finance Corporation (New England) (Boston, MA)
--CFC Acushnet Avenue, LLC (Boston, MA)			(3)
-Wachovia Capital Finance Corporation (Western) (Pasadena, CA)
-Wachovia Capital Partners, Inc. (Charlotte, NC)
--Prometheus Investment, LLC (98.99%) (Charlotte, NC)			(6)
-Wachovia Commercial Mortgage Loan Warehouse Corporation (Charlotte, NC)
-Wachovia Commercial Mortgage Securities, Inc. (Charlotte, NC)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-Wachovia Community Development Enterprises I, LLC (99.999%) (Charlotte, NC)	(85)
-Wachovia CRE CDO 2006-1 INVESTOR, LLC (Charlotte, NC)
--Wachovia CRE CDO 2006-1, Ltd. (George Town, Cayman Islands)
-Wachovia CRE CDO 2006-1, LLC (Charlotte, NC)
-Wachovia Defeasance BACM 2000-2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BACM 2001-1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BACM 2002-2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BACM 2003-1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BOA-FUNB 2001-3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 1999-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance BSCMS 1999-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 1999-WF2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 2000-WF1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 2000-WF2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 2002-PBW1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 2002-Top6 LLC (99.95%)(Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 2003-Top10 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 2003-Top12 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance BSCMS 2004-PWR3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase 1997-2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase 1999-2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance Chase 1999-2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase 2000-1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance Chase 2000-1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase 2000-2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase 2000-3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Chase-FUNB 1999-1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance Chase-FUNB 1999-1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Citigroup 2004-C1 CF West Palm LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CMAC 1999-C1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CSFB 1997-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 1997-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 1998-C2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance CSFB 1998-C2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 1999-C1 LLC (99.95%)(Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 2000-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 2001-CF2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 2001-CK3 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2001-CP4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance CSFB 2002-CKP1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CSFB 2002-CKS4 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2002-CP5 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CSFB 2003-C3 LLC (99.95%)(Charlotte, NC)	(94)
-Wachovia Defeasance CSFB 2003-CPN1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance CSFB 2003-C5 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance DEUTSCHE COMM 2004-LNB2 LLC (99.5%) (Charlotte, NC) (UNACTIVATED)	(123)
-Wachovia Defeasance DLJ 1998-CG1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance DLJ 1998-CG1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance DLJ 1999-CG1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance DLJ 1999-CG1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance DLJ 1999-CG2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance DLJ 1999-CG2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance DLJ 1999-CG3 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance DLJ 1999-CG3 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance DLJ 2000-CF1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance DLJ 2000-CKP1 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance FUCM 1999-C4 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance FUCM 1999-C4 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FU-LB 1997-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FU-LB 1997-C2 II LLC (99.5%) (Charlotte, NC)	(123)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-Wachovia Defeasance FUNB 1999-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance FUNB 1999-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 1999-C4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2000-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2000-C2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance FUNB 2000-C2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2001-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2001-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2001-C4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB 2002-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-BOA 2001-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance FUNB-BOA 2001-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT NC) LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT VA) LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance FUNB-Chase 1999-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GE 2002-2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance GE 2002-2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2000-1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2001-1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance GECCMC 2001-1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2001-2 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance GECCMC 2001-2 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2001-3 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance GECCMC 2001-3 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2002-1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2002-3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2003-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECCMC 2004-C1 LLC (99.5%) (Charlotte, NC) (UNACTIVATED)	(123)
-Wachovia Defeasance GECCMC 2004-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GECC-Subway LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 1997-C2 LLC (99.95%)(Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 1998-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 1999-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 1999-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2001-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2002-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMAC 2002-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GMACCM 1997-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2002-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance Greenwich 2002-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2003-C1 LLC (99.95%)(Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2003-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Greenwich 2004-GG1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GS 1998-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GS 2004-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GSMSC II 2004-GG2 1410 Broadway LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance GSMSC II 2004-GG2 1441 Broadway LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance HF 1999-PH1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance HF 1999-PH1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance HF 2000 PH-1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 1999-PLSI LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2000-C10 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2001-C1 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2001-CIBC2 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance JPMC 2001-CIBC3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-C1 LLC (99.5%) (Charlotte, NC)	(89)
-Wachovia Defeasance JPMC 2002-C1 II LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-CIBC5 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance JPMC 2002-CIBC5 CP Pembroke Pines LLC (99.95%)(Charlotte, NC)	(123)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-Wachovia Defeasance JPMC 2003-C1 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance JPMC 2003-C1BC6 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance JPMC 2003-CIBC6 CP Deerfield LLC (99.95%)(Charlotte, NC)			(123)
-Wachovia Defeasance JPMC 2003-LN1 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance JPMC 2003-ML1 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance JPMC 2004-C2 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB 1998-C1 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB 1998-C4 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB 1998-C4 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB 1999-C1 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB 1999-C1 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB 1999-C2 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2000-C3 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2000-C3 II LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2000-C4 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2000-C5 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2001-C2 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2001-C2 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2001-C3 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2001-C3 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2001-C7 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2001-C7 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2002-C1 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2002-C1 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2002-C2 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB UBS 2002-C2 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2002-C4 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2002-C7 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2002-C7 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2002-C7 Independence Shoppingtown LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2003-C1 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance LB-UBS 2003-C1 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2003-C1 (Clear) LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2003-C3 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2003-C5 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2003-C7 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2003-C7 (Getty) LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2003-C8 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2004-C1 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance LB-UBS 2004-C6 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance Management Inc. (Charlotte, NC)
--Wachovia Defeasance BSCMS 1999-C1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance Chase 1999-2 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance Chase 2000-1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance Chase-FUNB 1999-1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance CSFB 1998-C2 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance DLJ 1998-CG1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance DLJ 1999-CG1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance DLJ 1999-CG2 LLC (0.5) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance DLJ 1999-CG3 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance FUCM 1999-C4 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance FUNB 1999-C1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance FUNB 2000-C2 LLC (0.5) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance FUNB-BOA 2001-C1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance GE 2002-2 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance GECCMC 2001-2 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance GECCMC 2001-3 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance Greenwich 2002-C1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance HF 1999-PH1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance JPMC 2002-C1 LLC (0.5%) (Charlotte, NC)	*	*	(89)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Wachovia Defeasance LB 1998-C4 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB 1999-C1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB-UBS 2000-C3 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB-UBS 2000-C4 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB-UBS 2001-C2 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB-UBS 2001-C3 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB-UBS 2001-C7 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB-UBS 2002-C1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB-UBS 2002-C7 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance LB-UBS 2003-C1 LLC (0.5%) (Charlotte, NC)	*	*	(89)
--Wachovia Defeasance MLMI 1998-C2 LLC (0.5%) (Charlotte, NC)	*	*	(89)
-Wachovia Defeasance Management II Inc. (Charlotte, NC)
--Wachovia Defeasance BACM 2000-2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BACM 2002-2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BACM 2001-1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BACM 2003-1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BOA-FUNB 2001-3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 1999-C1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 1999-WF2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 2000-WF1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 2000-WF2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 2002-PBW1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 2002-TOP6 LLC (0.5%)(Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 2003-Top10 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 2003-Top12 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance BSCMS 2004-PWR3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Chase 1997-2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Chase 1999-2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Chase 2000-1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Chase 2000-2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Chase 2000-3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Chase-FUNB 1999-1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Citigroup 2004-C1 CF West Palm LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance CSFB 1997-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance CSFB 1997-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance CSFB 1998-C2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance CSFB 1999-C1 LLC (0.5%)(Charlotte, NC)	*	*	(123)
--Wachovia Defeasance CSFB 2000-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance CSFB 2001-CF2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance CSFB 2001-CP4 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance DEUTSCHE COMM 2004-LNB2 LLC (0.5%) (Charlotte, NC) (UNACTIVATED)	*	*	(123)
--Wachovia Defeasance DLJ 1998-CG1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance DLJ 1999-CG1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance DLJ 1999-CG2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance DLJ 1999-CG3 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUCM 1999-C4 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FU-LB 1997-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FU-LB 1997-C2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB 1999-C1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB 1999-C4 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB 2000-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB 2000-C2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB 2001-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB 2001-C3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB 2001-C4 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB 2002-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT NC) LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT VA) LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB-BOA 2001-C1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance FUNB-Chase 1999-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Wachovia Defeasance GE 2002-2 II, LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECCMC 2000-1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECCMC 2001-1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECCMC 2001-2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECCMC 2001-3 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECCMC 2002-1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECCMC 2002-3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECCMC 2003-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECCMC 2004-C1 LLC (0.5%) (Charlotte, NC) (UNACTIVATED)	*	*	(123)
--Wachovia Defeasance GECCMC 2004-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GECC-Subway LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GMAC 1997-C2 LLC (0.5%) (Charlotte, NC)	*	*	(122)
--Wachovia Defeasance GMAC 1998-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GMAC 1999-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GMAC 1999-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GMAC 2001-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GMAC 2002-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GMAC 2002-C3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GMACCM 1997-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Greenwich 2002-C1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Greenwich 2003-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Greenwich 2003-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Greenwich 2004-GG1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GS 1998-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GS 2004-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GSMSC II 2004-GG2 1410 Broadway LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance GSMSC II 2004-GG2 1441 Broadway LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance HF 1999-PH1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2001-CIBC3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2002-1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2002-CIBC5 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2002-CIBC5 CP Pembroke Pines LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2002-C1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2002-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2003-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2003-C1BC6 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2003-C1BC6 CP Deerfield LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2003-LN1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2003-ML1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance JPMC 2004-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB 1998-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB 1998-C4 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB 1999-C1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB 1999-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2000-C3 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2000-C5 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2001-C2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2001-C3 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2001-C7 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2002-C1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2002-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB UBS 2002-C2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2002-C4 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2002-C7 Independence Shoppingtown LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2002-C7 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2003-C1 (Clear) LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2003-C1 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2003-C3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2003-C5 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2003-C7 LLC (0.5%) (Charlotte, NC)	*	*	(123)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--Wachovia Defeasance LB-UBS 2003-C7 (Getty) LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2003-C8 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2004-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance LB-UBS 2004-C6 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MLMI 1998-C2 II LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MLMI 1998-C3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MLMI 2002-MW1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 1998-HF2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 1998-WF2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 1999-FNV1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 1999-LIFE1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 1999-WF1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 2003-1Q6 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 2004-HQ3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 2003-IQ4 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSCI 2003-IQ6 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSDWCI 2000-LIFE2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance MSDWCI 2001-Top5 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance PNCMAC 1999-CM1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance PSSFC 1999-NRF1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance PSSFC 2003-PWR1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance River Terrace LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance SBMS VII 2000-C3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2002-C1 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2002-C2 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2003-C3 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2003-C4 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2003-C5 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2003-C6 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2003-C7 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2003-C8 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2003-C9 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2004-C10 LLC (0.5%) (Charlotte, NC)	*	*	(123)
--Wachovia Defeasance Wachovia 2004-C12 LLC (0.5%) (Charlotte, NC)	*	*	(123)
-Wachovia Defeasance Management KeyCorp Inc. (Charlotte, NC)
--Wachovia Defeasance CSFB 2001-CK3 LLC (0.5%) (Charlotte, NC)	*	*	(94)
--Wachovia Defeasance CSFB 2002-CKS4 LLC (0.5%) (Charlotte, NC)	*	*	(94)
--Wachovia Defeasance CSFB 2003-C3 LLC (0.5%) (Charlotte, NC)	*	*	(94)
--Wachovia Defeasance DLJ 2000-CKP1 LLC (0.5%) (Charlotte, NC)	*	*	(94)
--Wachovia Defeasance PSSFC 1998-C1 LLC (0.5%) (Charlotte, NC)	*	*	(94)
-Wachovia Defeasance Management-Midland Inc. (Charlotte, NC)
--Wachovia Defeasance CMAC 1999-C1 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance CSFB 2002-CKP1 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance CSFB 2002-CP5 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance CSFB 2003-CPN1 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance CSFB 2003-C5 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance DLJ 2000-CF1 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance HF 2000 PH-1 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance JPMC 1999-PLSI LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance JPMC 2000-C10 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance JPMC 2001-C1 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance JPMC 2001-CIBC2 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance SBMS VII 2001-C1 LLC (0.5%) (Charlotte, NC)	*	*	(124)
--Wachovia Defeasance SBMS VII 2001-C2 LLC (0.5%) (Charlotte, NC)	*	*	(124)
-Wachovia Defeasance MLMI 1998-C2 LLC (99.5%) (Charlotte, NC)			(89)
-Wachovia Defeasance MLMI 1998-C2 II LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance MLMI 1998-C3 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance MLMI 2002-MW1 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance MSCI 1998-HF2 LLC (99.5%) (Charlotte, NC)			(123)
-Wachovia Defeasance MSCI 1998-WF2 LLC (99.5%) (Charlotte, NC)			(123)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-Wachovia Defeasance MSCI 1999-FNV1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSCI 1999-LIFE1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSCI 1999-WF1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSCI 2003-IQ4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSCI 2003-IQ6 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSCI 2004-HQ3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSDWCI 2000-LIFE2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance MSDWCI 2001-Top5 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance PNCMAC 1999-CM1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance PSSFC 1998-C1 LLC (99.5%) (Charlotte, NC)	(94)
-Wachovia Defeasance PSSFC 1999-NRF1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance PSSFC 2003-PWR1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance River Terrace LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance SBMS VII 2000-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance SBMS VII 2001-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance SBMS VII 2001-C2 LLC (99.5%) (Charlotte, NC)	(124)
-Wachovia Defeasance Wachovia 2002-C1 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2002-C2 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C3 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C4 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C5 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C6 LLC (99.5%)(Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C7 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C8 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2003-C9 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2004-C10 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Defeasance Wachovia 2004-C12 LLC (99.5%) (Charlotte, NC)	(123)
-Wachovia Employer Solutions, LLC (51%) (Tampa, FL)
-Wachovia Encryption Technologies, LLC (Charlotte, NC)
-Wachovia Exchange Services, LLC (Charlotte, NC)
--HNB Auto Exchange, LLC (Charlotte, NC)
--PHH Funding, LLC (Charlotte, NC)
--TQI Exchange, LLC (Charlotte, NC)
-Wachovia Financial Services, Inc. (99%) (Charlotte, NC)	(9)
--First Union Commercial Leasing Group, L.L.C. (1%) (Charlotte, NC)	(11)
--First Union Rail Corporation (Charlotte, NC)
---Ironbrand Capital LLC (1%) (Charlotte, NC)	(8)
---Railcar Investment, LLC (87.302%) (Wilmington, DE)	(28)
---Transportation Equipment Advisors, Inc. (Arlington Heights, IL)
--Ironbrand Capital LLC (99%) (Charlotte, NC)	(8)
---JV Mortgage Capital, Inc. (50%) (Prospect Heights, IL) (INACTIVE)
---JV Mortgage Capital, L.P. (49.5%-NV) (Prospect Heights, IL) (INACTIVE)
--Oxmoor Center, LLC (99%) (Charlotte, NC)	(88)
--Railcar Investment, LLC (12.698%) (Wilmington, DE)	(28)
--Wachovia International Services Private Limited (1%) (Anna Salai, Chennai, India)	(17)
--Wachovia RE, Inc. (Columbia, SC)
--Wachovia Shared Resources, LLC (Charlotte, NC)
-Wachovia Fixed Income Structured Trading Solutions, LLC (Charlotte, NC)
-Wachovia Holdings, Inc. (Charlotte, NC)
-Wachovia International Banking Corporation (Charlotte, NC)
--Congress Financial Capital (US) Corporation (Charlotte, NC)
---Congress Financial Capital Company (Halifax, Nova Scotia)
---Wachovia Capital Finance Corporation (Canada) (Toronto, Canada)
--Congress Financial Corporation (Canada) (Toronto, Canada)
--Evergreen Worldwide Distributors, Ltd. (Hamilton, Bermuda)
--First Union Commercial Mortgage Services, Inc. (Toronto, Canada) (INACTIVE)
--Philadelphia International Equities, Inc. (Wilmington, DE)
---Philadelphia National Limited (14.30%) (London, England)	(10)
----Philadelphia National Limited (85.70%) (London, England)	(10)
---Surinvest International Limited (14.785%) (George Town, Cayman Islands)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

---Vector Divisas Casa de Cambio S.A. de C.V. (20%) (Monterrey, Mexico)
---Wachovia Services Pte. Ltd. (Singapore)
--Polaris International Securities Investment Trust Co., Ltd. (7.50%) (Taipei, Taiwan)
--Wachovia Real Estate Korea, Inc. (Seoul, South Korea)
--Wachovia Securities International Limited (London, England)
--WIBC Aruba N.V. (Oranjestad, Aruba)
-Wachovia International Services Private Limited (99%) (Anna Salai, Chennai, India)			(17)
-Wachovia Large Loan, Inc. (Charlotte, NC)
-Wachovia Mortgage Corporation (Charlotte, NC)
-Wachovia Mortgage Loan Trust, LLC (Charlotte, NC)
-Wachovia Operational Services, LLC (Winston-Salem, NC)
-Wachovia PASS Co., LLC (Charlotte, NC)
-Wachovia Preferred Funding Holding Corp. (99%) (Roseville, CA)			(63)
--Wachovia Preferred Funding Corp. (Common - 99.8%; Preferred - 87.73%) (Roseville, CA)			(13)
---Wachovia Preferred Realty, LLC (98.2%) (Roseville, CA)			(50)
---Wachovia Real Estate Investment Corp. (Common-99%; Pref.-79.57%) (Roseville, CA)			(57)
-Wachovia Residual Interest Securitization, LLC (Charlotte, NC)
-Wachovia Service Corporation (Charlotte, NC)
--LG-306 Murfeesboro TN, LLC (Charlotte, NC)
--LG-310 Clarksville IN, LLC (Charlotte, NC)
--LG-320 Macon GA, LLC (Charlotte, NC)
--LG-328 Huntsville AL, LLC (Charlotte, NC)
--LG-332 W. Monroe LA, LLC (Charlotte, NC)
--LG-340 Savannah GA, LLC (Charlotte, NC)
--LG-348 Orlando FL, LLC (Charlotte, NC)(INACTIVE)
--LG-354 Lewisville TX, LLC (Charlotte, NC)
--LG-356 Shelby Township MI, LLC (Charlotte, NC)
--LG-369 Decatur AL, LLC (Charlotte, NC)
--LG-375 Canton MI, LLC (Charlotte, NC)
--LG-377 Oxford AL, LLC (Charlotte, NC)
--LG-379 Gallatin TN, LLC (Charlotte, NC)
--LG-381 Evansville IN, LLC (Charlotte, NC)
--LG-394 Austin TX, LLC (Charlotte, NC)
--LG-404 Flowood MS, LLC (Charlotte, NC)
--LG-409 Ft. Ogelthorpe GA, LLC (Charlotte, NC)
--LG-432 Beaver Creek OH, LLC (Charlotte, NC)
--LG-435 Bowling Green KY, LLC (Charlotte, NC)
-Washington Apartments Associates, Limited Partnership (99%-NV) (Emmaus, PA)
-WB Loan Funding 1, LLC (Charlotte, NC)
-WB Loan Funding 2, LLC (Charlotte, NC)
-WB Loan Funding 3, LLC (Charlotte, NC)
-WB Loan Funding 4, LLC (Charlotte, NC)
-WB Loan Funding 5, LLC (Charlotte, NC)
-WB Loan Funding 6 (ONSHORE), LLC (Charlotte, NC)
-WB Loan Funding 7 (OFFSHORE), LLC (Charlotte, NC)
-WB Loan Funding 8, LLC (Charlotte, NC)
-WB Loan Funding 9, LLC (Charlotte, NC)
-WB Loan Funding 10, LLC (Charlotte, NC)
-WELF Holding LLC (Charlotte, NC)
-Western Auto Investments, Inc. (Irvine, CA)(INACTIVE)
-WFS Financial Inc. (Charlotte, NC)
--WDS Receivables LLC (Irvine, CA)
---Wachovia Auto Owner Trust 2007-A (Charlotte, NC)	*	*
---Wachovia Auto Loan Owner Trust 2006-1 (Las Vegas, NV)	*	*
---Wachovia Auto Loan Owner Trust 2006-2 (Las Vegas, NV)	*	*
---Wachovia Auto Loan Owner Trust 2007-1 (Las Vegas, NV)	*	*
---Wachovia Loan Auto Owner Trust 2007-2 (Las Vegas, NV)	*	*
--WDS Receivables 2 LLC (Las Vegas, NV)(INACTIVE)
--WestFin Insurance Agency, Inc. (Irvine, CA)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

--WFS Funding, Inc. (Irvine, CA)
---WFS Financial 2005-A Owner Trust (0%) (Newark, DE)	*	*
--WFS Receivables Corporation (Las Vegas, NV)(INACTIVE)
---WFS Financial 2002-1 Owner Trust (0%) (Newark, DE) (ACQUIRED INACTIVE)	*	*
---WFS Financial 2002-2 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2002-4 Owner Trust (0%) (Newark, DE)	*	*
--WFS Receivables Corporation 3 (Las Vegas, NV)
---WFS Financial 2002-3 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2003-1 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2003-2 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2003-4 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2004-2 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2004-3 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2004-4 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2005-1 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2005-2 Owner Trust (0%) (Newark, DE)	*	*
---WFS Financial 2005-3 Owner Trust (0%) (Newark, DE)	*	*
--WFS Web Investments (Charlotte, NC)
-William Byrd Hotel Associates, L.P. (99%-NV) (Richmond, VA)

Wachovia Bank of Delaware, National Association (Wilmington, DE)

Wachovia Capital Investments, Inc. (76%) (Roseville, CA)
-Wachovia High Yield Investments Corporation (Roseville, CA)
-Wachovia International Capital Corporation (Roseville, CA)
--Wachovia International Servicos, LTDA (1%) (Sao Paulo, Brazil)			(53)
--Wachovia Participacoes, Ltda. (.000786%) (Sao Paulo, Brazil) (INACTIVE)			(52)
--WSH Holdings, Ltd. (George Town, Cayman Islands)
---Wachovia Participacoes, Ltda. (99.999214%) (Sao Paulo, Brazil) (INACTIVE)			(52)
-Wachovia International Servicos, LTDA (99%) (Sao Paulo, Brazil)			(53)
-Wachovia ST Investments, LLC (Roseville, CA)

Wachovia Capital Trust I (Winston-Salem, NC)

Wachovia Capital Trust II (Winston-Salem, NC)

Wachovia Capital Trust III (Charlotte, NC)

Wachovia Capital Trust V (Winston-Salem, NC)

Wachovia Community Development Corporation (Winston-Salem, NC)

Wachovia Development Corporation (Charlotte, NC)
-343 South Dearborn II, LLC (99.99%-NV) (Palatine, IL)
-425 South Tryon Street, LLC (Charlotte, NC)
-1024 Dodge Street Limited Partnership (99.99%-NV) (Omaha, NE)
-2600 Dekalb IL, LLC (Charlotte, NC) (INACTIVE)
-Alexandria Apartments/Condo Holdings, L.L.C. (97%) (Greenwich, CT)
-Appomattox Governor’s School L.P. (99.99%-NV) (Richmond, VA)
-AZ-#3644 Jackson, LLC (Charlotte, NC)
-Bay Harbor Homes, LLC (82%) (Atlanta, GA)
-Brookside-FUDC Master, LLC (70%) (Nashville, TN)(INACTIVE)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-Cayman Bay Apartments, LLC (90%) (San Francisco, CA)
-CC-Jackson MS, LLC (Charlotte, NC)
-CC-Sarasota FL, LLC (Charlotte, NC)
-CO-Newspaper, LLC (Charlotte, NC) (INACTIVE)
-Fairway 05 Housing, LP (50%) (Dallas, TX)
-Fairways 340 LLC (0%) (Beverly Hills, CA)	*	*
-Flagstone Apartment Property, LLC (80%) (Greensboro, NC)
-Fullerton Towers Holdings, LLC (85%) (Laguna Niguel, CA)
-Greensboro-Richmond Properties, LLC (66%) (Newport Beach, CA)
-Hanover/FUDC Master Limited Partnership (80%) (Houston, TX)
--Lodge at Warner Ranch, LP (Houston, TX) (INACTIVE)
--Villages at Warner Ranch PUD, LP (Houston, TX)
-HCW Acquisitions, LLC (UNACTIVATED)
-HCW Palmdale Land, LLC (Charlotte, NC)
-HS-ORLANDO FL, LLC (Charlotte, NC)
-HSM/WDC Kansas City Portfolio, LLC (88%) (Dallas, TX)
--HSM/WDC Westbrooke I, LLC (Dallas, TX)
--HSM/WDC Westbrooke II, LLC (Dallas, TX)
--HSM/WDC Regency, LLC (Dallas, TX)
--HSM/WDC Pinetree, LLC (Dallas, TX)
-King Walton Way Apartments, LLC (44.7%) (Coral Gables, FL)
-Knoxville Apartment Portfolio, LLC (65%) (Greensboro, NC)
--Knoxville-ASH, LLC (Greensboro, NC)
--Knoxville-Courtyards, LLC (Greensboro, NC)
--Knoxville-Eagle Pointe, LLC (Greensboro, NC)
--Knoxville-Forest Ridge I, LLC (Greensboro, NC)
--Knoxville-Forest Ridge II, LLC (Greensboro, NC)
--Knoxville-Forest Ridge III, LLC (Greensboro, NC)
--Knoxville-Smoky Crossing I, LLC (Greensboro, NC)
--Knoxville-Smoky Crossing II, LLC (Greensboro, NC)
--Knoxville-Surplus, LLC (Greensboro, NC)
-KW La Mesa, LLC (86%) (Beverly Hills, CA)
-KW La Serena 187 LLC (84%) (Beverly Hills, CA)
-KW/WDC Oxnard, LLC (84%) Beverly Hills, CA)
-KW/WDC Vista, LLC (90%) (Beverly Hills, CA)
-Lake Street Lofts, L.L.C. (99%-NV) (Chicago, IL)
-La Perla Sunny Isles, L.L.C. (72.65%) (Coral Gables, FL)
-LHC Lake Hills II & III, LLC (Charlotte, NC)
-MDR Partners, LLC (80%) (Beverly Hills, CA)
-Meadowmont JV, LLC (90%) (Raleigh, NC)
-Mountain Ventures Babylon, LLC (Charlotte, NC)
-Mountain Ventures Buckeye, LLC (Charlotte, NC)
--Mountain Ventures Huntington-East, LLC (Charlotte, NC)
--Mountain Ventures New Carlisle, LLC (Charlotte, NC)
--Mountain Ventures Sterling, LLC (Charlotte, NC)
--Mountain Ventures Waverly, LLC (Charlotte, NC)
-Mountain Ventures Conch, LLC (Charlotte, NC)
-Mountain Ventures Gables, LLC (Charlotte, NC)
-Mountain Ventures Highway Avenue, LLC (Charlotte, NC)
-Mountain Ventures Jopas, LLC (Charlotte, NC)
-Mountain Ventures Keystone, LLC (Charlotte, NC) (INACTIVE)
-Mountain Ventures Kings Crown, LLC (Charlotte, NC)
-Mountain Ventures Lakewood, LLC (Charlotte, NC)
-Mountain Ventures Limpet, LLC (Charlotte, NC)
-Mountain Ventures Manteca, LLC (Charlotte, NC)
-Mountain Ventures Natica, LLC (Charlotte, NC)
-Mountain Ventures Pecten, LLC (Charlotte, NC)
-Mountain Ventures Risso, LLC (Charlotte, NC)
-Mountain Ventures Spindle, LLC (Charlotte, NC)
-Mountain Ventures Travel Centers, LLC (Charlotte, NC)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-Mountain Ventures Treviso Bay, LLC (Charlotte, NC)
--Treviso Bay Development, LLC (50%) (Brookfield, WI)
-Mountain Ventures Triton, LLC (Charlotte, NC)
-Mountain Ventures Virginia Beach, LLC (Charlotte, NC)
-Mountain Ventures Volute, LLC (Charlotte, NC)
-Mountain Ventures Whelk, LLC (Charlotte, NC)
-Mountain Ventures WWG, LLC (Charlotte, NC)
-Mountain Ventures WWG II, LLC (Charlotte, NC)
-Natomas Villagio, LLC (80%) (Alamo, CA) (INACTIVE)
-Oakville Pacific Terrace, LLC (Charlotte, NC)
-Oilwell Supply, L.P. (99.90%-NV) (Dallas, TX)
-PBC Apartments, LLC (Charlotte, NC)
-Phoenix Metro Holdings, LLC (90%) (Laguna Niguel, CA)
-R.B.C. Corporation (Charlotte, NC)
-Renaissance West Partners, LLC (46.384%) (Los Angeles, CA)
-Richland Towers — NYC, LLC (Charlotte, NC)
-Richland Towers-Conyers, LLC (Charlotte, NC)
-Richland Towers-Denver, LLC (Charlotte, NC)
-Richland Towers-Indianapolis, LLC (Charlotte, NC)
-RMD Properties, LLC (Charlotte, NC)
--RMD Moreno Valley Sale, LLC (Charlotte, NC)
-Rocketts View L.P. (99.99%-NV) (Richmond, VA)
-ROI Adelanto Holdings, LLC (Charlotte, NC)
-ROS Mojave Desert, LLC (Charlotte, NC)
-Round Rock Financial, L.P. (85%) (Beverly Hills, CA) (INACTIVE)
-SCL Lathrop Two, LLC (Charlotte, NC)
-Tribune Tower Investors, L.P. (99.99%-NV) (Oakland, CA)
-TRM of North Carolina, LLC (Charlotte, NC)
--The Ratcliffe, LLC (Charlotte, NC)
-Valuedrive Investments Limited (30%) (Tortola, British Virgin Islands)
--Turbo Ventures, Ltd. (50%) (George Town, Cayman Islands)
-Wachovia KW1, LLC (Charlotte, NC)
--Hokkaido Apartments LLC (50%) (Beverly Hills, CA)
--Timmitch, LLC (50%) (Charlotte, NC)
-Wachovia KW2, LLC (Charlotte, NC)
--Chipwill, LLC (50%) (Charlotte, NC)
---KW Investment Co., Ltd. (Chuo-Ku, Tokyo)
-WDC/Babcock Fairways, LLC (50%) (Charlotte, NC)
--Fairways 340 LLC (82%) (Beverly Hills, CA)
-WDC 541 N Fairbanks Member, LLC (Charlotte, NC)
--G/WDC N Fairbanks, LLC (89%) (Chicago, IL)
-WDC/Hanover Lakewood, LLC (60%) (Charlotte, NC) (INACTIVE)
--KW/WDC Parent 2004, LLC (90%) (Beverly Hills, CA) (INACTIVE)
---KW/WDC Lakewood, LLC (Beverly Hills, CA) (INACTIVE)
-WDC Member KW Portfolio, LLC (Charlotte, NC) (INACTIVE)
-WDC Triad Parent, LLC (Charlotte, NC)
--WDC Triad Member I, LLC (Charlotte, NC)
---Triad Apartment Portfolio, LLC (80%) (Greensboro, NC)
--WDC Triad Member II, LLC (Charlotte, NC)
---Triad Apartment Portfolio II, LLC (80%) (Greensboro, NC)
-WDC Union Station, LLC(UNACTIVATED)
-WDC Ventures Ltd. (Ebene, Mauritius)
-WG-6138 GA, LLC (Charlotte, NC)
-WG-5885 IA, LLC (Charlotte, NC)
-WG-5825 IL, LLC (Charlotte, NC)
-WG-4511 MI, LLC (Charlotte, NC)
-WG-5278 MO, LLC (Charlotte, NC)
-WG-5873 MO, LLC (Charlotte, NC)
-WG-6458 OH, LLC (Charlotte, NC)
-WSI Crown Valley III, LLC (Charlotte, NC)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

-WSI High Desert Investments, LLC (Charlotte, NC)
-WSI Investment Properties, LLC (Charlotte, NC)
--WSI Desert Properties, LLC (Charlotte, NC)
--WSI Land Holdings, LLC (Charlotte, NC)
--WSI Main Stone, LLC (Charlotte, NC)

Wachovia Exchange Services, Inc. (Winston-Salem, NC)
-NCT Exchange, LLC (Charlotte, NC)
-Ryaccom, LLC (Charlotte, NC)
-Ryder Exchange, LLC (Charlotte, NC)

Wachovia Financial Services, Inc. (1%) (Charlotte, NC)			(9)

Wachovia Insurance Agency, Inc. (Charlotte, NC)
-Professional Direct Agency, Inc. (Columbus, OH)
-Union Hamilton Special Purpose Funding 2005-1, LLC (0%) (Charlotte, NC)	*	*	(45)
-Union Hamilton Special Purpose Funding 2005-2, LLC (0%) (Charlotte, NC)	*	*	(45)
-Union Hamilton Special Purpose Funding 2006-1, LLC (0%) (Charlotte, NC)	*	*	(45)

Wachovia Insurance Services, Inc. (Charlotte, NC)
-BenefitElect Alliance, LLC (50%) (Savannah, GA)
-Chatham Atlantic Re Ltd. (90%) (Hamilton, Bermuda)
-Palmer & Cay Insurance Agency of Massachusetts, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Arkansas, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Colorado, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Connecticut, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of District of Columbia, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Florida, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Georgia, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Illinois, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Kansas, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Kentucky, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Louisiana, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Maryland, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Michigan, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Minnesota, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Mississippi, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Missouri, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of New York, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of North Carolina, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Ohio, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Pennsylvania, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of South Carolina, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Tennessee, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Texas, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Virginia, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay of Wisconsin, LLC (Savannah, GA) (INACTIVE)
-Palmer & Cay Investment Services, Inc. (Savannah, GA)
-Palmer & Cay Real Estate, Inc. (Savannah, GA)
-Palmer & Cay Reinsurance Services, LLC (80%) (Savannah, GA)
-Palmer & Cay Securities Corporation (Richmond, VA)
-P & C Select, LLC (Savannah, GA)
-Union Commerce Title Company, LLC (50%) (Charlotte, NC)
-Wachovia Premium Finance, Inc. (Charlotte, NC)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

Wachovia Investors, Inc. (Charlotte, NC)
-Argo Partnership, L. P. (8%-NV) (New York, NY)
-CMLB 2001, LLC (Charlotte, NC)
-LYNX 2002-I, Ltd. (George Town, Cayman Islands)
-Meridian Venture Partners (45.72%-NV) (Radnor, PA)
-MVP Distribution Partners (45.7237%-NV) (Radnor, PA)
-Wachovia Capital Partners 1997, LLC (99%) (Charlotte, NC)
-Wachovia Capital Partners 1998, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 1998-II, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 1999, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 1999-II, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2000, LLC (Charlotte, NC)
-Wachovia Capital Partners 2001, LLC (Charlotte, NC)
-Wachovia Capital Partners 2002, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2003, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2004, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2005, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2006, LLC (99.5%) (Charlotte, NC)
-Wachovia Capital Partners 2007, LLC (99.5%) (Charlotte, NC) (UNACTIVATED)
-WCP Secondary Fund I GP, LLC (Charlotte, NC)
--Wachovia Capital Partners Secondary Fund I, L.P. (Charlotte, NC)**
-Wheat First Butcher Singer Private Equity Fund, Limited Partnership (1%-NV) (Richmond, VA)	*	*

Wachovia Life Insurance Company (Charlotte, NC)

Wachovia Preferred Funding Corp. (.15%) (Roseville, CA)			(13)

Wachovia Preferred Funding Holding Corp. (Roseville, CA) (1%)			(63)

Wachovia Private Capital, Inc. (Philadelphia, PA)

Wachovia Real Estate Investment Corp. (1%) (Roseville, CA)			(57)

Wachovia Regional Community Development Corporation, Inc. (51%) (Philadelphia, PA)	*

Wachovia Regional Foundation (Philadelphia, PA)	*	*

Wachovia Risk Services, Inc. (Charlotte, NC)

Wachovia Structured Finance Management, Inc. (Charlotte, NC)

Wachovia Trust Services, Inc. (Winston-Salem, NC)

Waller House Corporation (Philadelphia, PA) (INACTIVE)

WB Re Ltd. (North Charleston, SC)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

WFS Receivables Corporation 2 (Las Vegas, NV)
-WFS Financial 2003-3 Owner Trust (0%) (Newark, DE)	*	*

WFS Receivables Corporation 4 (Las Vegas, NV)
-WFS Financial 2004-1 Owner Trust (0%) (Newark, DE)	*	*

INACTIVE — became inactive after having been activated or after having been acquired as an active entity — NOT REPORTABLE TO FRB

ACQUIRED INACTIVE — acquired as an inactive entity and continuing as such — NOT REPORTABLE TO FRB

UNACTIVATED — legally formed but not yet activated — NOT REPORTABLE TO FRB

(1)	100% of voting equity owned unless otherwise indicated. NV indicates non-voting equity.

(2)	Special purpose leasing vehicle — NOT REPORTABLE TO FRB

(3)	Interest acquired or subsidiary formed in connection with debts previously contracted (DPC) - NOT REPORTABLE TO FRB

(4)	Deemed to be controlled due to ownership interest in or control of parent entity.

(5)	100% passive voting interest on limited matters; unaffiliated entity has 100% management control.

(6)	SBIC Investment — NOT REPORTABLE TO FRB

(7)	Combined ownership of United Bancshares, Inc. is 5.70% of Voting Common Stock by CoreStates Holdings, Incorporated, 9.40% of Non-Voting Preferred Stock by Wachovia Corporation, and 100% of Non-Voting Class B Common Stock by Wachovia Corporation.

(8)	Combined ownership of Ironbrand Capital LLC is 100% (Wachovia Financial Services, Inc. — 99%, First Union Rail Corporation — 1%)

(9)	Combined ownership of Wachovia Financial Services, Inc. is 100% (99% by Wachovia Bank, National Association and 1% by Wachovia Corporation)

(10)	Combined ownership of Philadelphia National Limited is 100% (85.70% by itself, Philadelphia National Limited, and 14.30% by Philadelphia International Equities, Inc.)

(11)	Combined ownership of First Union Commercial Leasing Group L.L.C. is 100% (Wachovia Bank, National Association — 99%, Wachovia Financial Services, Inc. — 1%)

(12)	Combined ownership of Wachovia Guaranteed Middle Tier III-A/NC, LLC is 0.01% voting by Wachovia Affordable Housing Corp., 98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0% nonvoting by Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC)

(13)	Combined ownership of Wachovia Preferred Funding Corp.: Common — 99.5% by Wachovia Preferred Funding Holding Corp. and 0.15% by Wachovia Corporation; Preferred — 87.73% by Wachovia Preferred Funding Holding Corp.)

(14)	Combined ownership of Magnolia Heights, L.P. is 99.99%-NV (1.0%-NV by Wachovia Guaranteed Tax Credit Fund CN/GA, LLC and 98.99%V by TCIG Guaranteed Tax Credit Fund I, LLC)

(15)	Combined ownership of TCIG Tax Credit Fund I, LLC is 10.0% (9.99% by Wachovia Affordable Housing Community Development Corporation and 0.01% (and “control”) by Wachovia Affordable Housing Corp.)

(16)	Combined ownership of Eagles Creste Housing Partners, L.P. is 99.99%-NV (98.99%-NV by TCF M/F-1, LLC, 0.20%-NV by TCF JH/GA, LLC, and 0.80%-NV by TCF JP/GA, LLC)

(17)	Combined ownership of Wachovia International Services Private Limited is 100% (99% by Wachovia Bank, National Association and 1% by Wachovia Financial Services, Inc.)

(18)	Combined ownership of Walton Reserve-Seniors, LP is 99.99%-NV (98.99%-NV by TCIG Tax Credit Fund VII, LLC and 1.0%-NV by TCF JH/GA, LLC)

(19)	Combined ownership of Alta Ridgewalk, L.L.C. is 99.9%-NV (99.7%-NV by SouthTrust Community Reinvestment Company, LLC, 0.1%-NV by Wachovia Guaranteed Tax Credit Fund III-GN/GA, LLC, and 0.1%-NV by TCF CON/GA, LLC

(20)	Combined ownership of FSD Master Tenant, LLC is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia FSD SCP, LLC)

(21)	100% of Preferred Stock of The Money Store, LLC is owned by an unaffiliated entity, resulting in 22.5% of total voting equity being owned by the unaffiliated entity. Combined internal ownership of the common stock of The Money Store, LLC is 100% - 98% owned by Wachovia Bank, N. A. and 2% owned by Bart, Inc., resulting in 75.95% ownership of total voting equity by Wachovia Bank, N. A. and 1.55% ownership of total voting equity by Bart, Inc.

(22)	Combined ownership of Baltic Park, L.P. is 99.99%-NV (98.99%-NV by Wachovia Guaranteed Tax Credit Fund V-F/M, LLC and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(23)	Designated as a “financial subsidiary of a U.S. commercial bank”

(24)	Combined ownership of Magnolia Circle, LP is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%- NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(25)	Combined ownership of Spring Brook Meadows I, LLC is 99.99%-NV (82.99%-NV by Wachovia Affordable Housing Community

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

Development Corporation and 17.0%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)

(26)	Combined ownership of Johnston Mill Lofts, L.P. is 99.90% (99.88%-NV by TCIG Guaranteed Tax Credit Fund, III, LLC, 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC, and 0.01%-NV by Johnston Mill Master Tenant, L.P.)

(27)	Combined ownership of New Dalton 1A LLC is 99.90%-NV (99.89%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%- NV by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)

(28)	Combined ownership of Railcar Investment LLC is 100% (87.302% by First Union Rail Corporation and 12.698% by Wachovia Financial Services, Inc.)

(29)	Combined ownership of Wachovia Guaranteed Middle Tier IV-P/NC, LLC is 99.99%-NV and 0.01% voting (98.99%-NV by P/NC, Wachovia Affordable Housing Community Development Corporation, 1.0%-NV by Wachovia Guaranteed Tax Credit Fund IV- LLC, and 0.01% voting by Wachovia Affordable Housing Corp.)

(30)	Combined ownership of EIMCO Trust is 100% (99% by Evergreen Investment Company, Inc. and 1% by Evergreen Asset Management Corp.)

(31)	Combined ownership of Cobblestone Landing, L.P. is 99.90% (99.89%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01% by TCF AEG/GA, LLC)

(32)	Combined ownership of Fairview Multifamily LLC is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund V, LLC and 0.01% by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)

(33)	Held by a Wachovia entity or entities in a fiduciary capacity with sole discretionary power to exercise voting rights.

(34)	Combined ownership of Glory Street LLC is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%- NV by Wachovia Guaranteed Middle Tier IV-P/NC, LLC)

(35)	Combined ownership of Madison Meadows, LP is 99.99%-NV (99.97%-NV by TCIG Guaranteed Tax Credit Fund III, LLC, 0.01%- NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC, and 0.02%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC)

(36)	Combined ownership of Mercy Housing Georgia I, LLLP is 99.90%-NV (99.89%-NV by Monument Street Funding, Inc. and 0.01% -NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(37)	Combined ownership of Shenandoah Hotel Associates L.P. is 99.99%-NV (99.98%-NV) by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by SHHO, L.P.)

(38)	Combined ownership of Wachovia Securities Servicos e Participacoes (Brasil) Ltda. is 100% (99.99% by Wachovia Securities, LLC and 0.01% by Wachovia Securities (Argentina) LLC)

(39)	Combined ownership of TCIG Tax Credit Fund II, LLC is 10.0% (9.99% by Wachovia Affordable Housing Community Development Corporation and 0.01% (and “control”) by Wachovia Affordable Housing Corp.)

(40)	100% of the Common Stock of Union Hamilton Reinsurance, Ltd. is owned by Wachovia Corporation. 50% of the non- voting Preferred Stock is owned by Union Hamilton Special Purpose Funding 2005-1, LLC and 25% of the non-voting Preferred Stock is owned by Union Hamilton Special Purpose Funding 2005-2, LLC, and 25% of the non-voting Preferred Stock is owned by Union Hamilton Special Purpose Funding 2006-1, LLC

(41)	Combined ownership of Ashton Court, L.P. is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(42)	Combined ownership of Monument Street Funding, Inc. is 100% of Common Stock: 7.74% by Bart, Inc., 53.58% by Wachovia Bank, N.A., and 38.68% by FFBIC, Inc. Combined ownership of total equity is 77.79%.

(43)	Combined ownership of First International Advisors, LLC is 100% (50% by Monument Street International Funding-I, LLC and 50% by Monument Street International Funding-II, LLC.)

(44)	Combined ownership of Midtown Square, L.P. is 100% (98.99%-NV by Wachovia Affordable Housing Community Development Corporation, 0.5%-NV by Wachovia Guaranteed Tax Credit Fund-CN/GA, LLC, 0.5%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC, and 0.01%-NV General Partner interest by North Hart Run, Inc.)

(45)	Controlled by Wachovia Insurance Agency, Inc. as Administrator and 100% owned by Wachovia Corporation as Member.

(46)	Combined ownership of St. Phillip Villas, L.P. is 99.99%-NV (99.98%-NV by TCF WF-3, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(47)	Combined ownership of Pacific Park, LP is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund II, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC)

(48)	Combined voting control ownership of Augustus Funding, LLC is 49% (48.5% by Monument Street Funding, Inc. and 0.5% by Centurion Funding, Inc.). Monument Street Funding, Inc. owns 99% of the Class C Preference shares, and Centurion Funding, Inc. owns the remaining 1%, representing 49% voting control. Combined total share ownership is 86.96% (86.09% by Monument Street Funding, Inc. and 0.87% by Centurion Funding, Inc.)

(49)	Management control accompanied by a small, fluctuating equity ownership (typically around 1%), which is sometimes shared by another Wachovia entity.

(50)	Combined ownership of Wachovia Preferred Realty, LLC is 100% (98.2% by Wachovia Preferred Funding Corp. and 1.8% by FFBIC, Inc.)

(51)	Combined ownership of Columbia Commons, L.P. is 99.98% (99.97%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(52)	Combined ownership of Wachovia Participatoes, Ltda. is 100% (99.999214% by WSH Holdings, Ltd. and .000786% by Wachovia

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

International Capital Corporation)

(53)	Combined ownership of Wachovia International Servicos, LTDA is 100% (99% by Wachovia Capital Investments, Inc. and 1% by Wachovia International Capital Corporation)

(54)	Combined ownership of Gatwick Senior Village, L.P. is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)

(55)	Combined ownership of Magnolia Village, L.P. is 99.9%-NV (98.9%-NV by TCIG Guaranteed tax Credit Fund II, LLC and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)

(56)	Combined ownership of Gramax Associates, Limited Partnership is 99.99%-NV (50.99%-NV by Wachovia Affordable Housing Community Development Corporation, 24.5%-NV by TCF GW/F, LLC and 24.5%-NV by TCF WF-3, LLC)

(57)	Combined ownership of Wachovia Real Estate Investment Corp. is Common — 1% by Wachovia Corporation and 99% by Wachovia Preferred Funding Corp; Preferred — 1% by Wachovia Corporation and 79.51% by Wachovia Preferred Funding Corp.

(58)	Combined ownership of Pittsburgh Phase I, LP is 99.98%-NV (99.97%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Pittsburgh State Credit Partner, LLC)

(59)	Combined ownership of Columbia at Bells Ferry Partners, L. P. is 100% (99.90%-NV by TCIG Guaranteed Tax Credit Fund I, LLC and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund-C/GA, LLC

(60)	Combined ownership of Columbia High Point Estate, L.P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund II, LLC and 0.01%-NV by TCF AEG/GA, LLC)

(61)	Combined ownership of Heritage Crossing, L. P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC)

(62)	Combined ownership of Columbia Senior Residences at Mechanicsville Apartments, L.P is 99.99% (98.99% by Columbia Senior Residences at Mechanicsville Apartments Middle Tier, LLC and 1% by TCF M/F-1, LLC.)

(63)	Combined ownership of Wachovia Preferred Funding Holding Corp. is 100% (99% by Wachovia Bank, N. A. and 1% by Wachovia Corporation)

(64)	Combined ownership of Stanton Glenn Limited Partnership is 99.99%-NV (50.99%-NV by Wachovia Affordable Housing Community Development Corporation, 24.5%-NV by TCF GW/F, LLC and 24.5%-NV by TCF WF-3, LLC)

(65)	Combined ownership of Canal Walk Lofts II L.P. is 11.02%-NV (10%-NV by Canal Walk Lofts II Tenant L.P. and 1.02%-NV by Canal Walk Lofts II SCP L.P.)

(66)	Combined ownership of Oconee Springs II, L.P. is 99.99%-NV (99.98%-NV by TCIG Guaranteed Tax Credit Fund III, LLC and 0.01%-NV by Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC)

(67)	Combined ownership of Seventeenth Street Lofts L.P. is 40.01%-NV (0.01%-NV by Seventeenth Street Lofts SCP L.P. and 40%-NV by Seventeenth Street Lofts Tenant L.P.)

(68)	Combined ownership of Parachute Factory, LC is 6%-NV (1%-NV by Parachute Factory SCP, LLC and 5%-NV by Parachute Factory Tenant, LLC)

(69)	Combined ownership of Hilltop Preserve Limited Partnership is 90.86%-NV (89.86%-NV by TCF GW-2, LLC, and 1%-NV by Wachovia Guaranteed Tax Credit Fund V-F/M, LLC)

(70)	Combined ownership of Rohm & Haas Co. is 27.38% (.04% by Evergreen Investment Management Company, LLC and 27.34% by Wachovia Bank, National Association)

(71)	Combined ownership of River Roads Senior, Limited Partnership is 99.99%-NV (99.98%-NV by TCF U/MO, LLC and 0.01%-NV by River Roads Senior State Credit Partner, LLC)

(72)	Combined ownership of Mtn. Ventures Augusta Road Limited Partnership is 100% (99.80%-NV by Mountain Ventures Gables, LLC and 0.20% voting by MV Gables Augusta/Houston, LLC)

(73)	Combined ownership of Harris Redevelopment Partnership II, L.P. is 99.99%-NV (99.96%-NV by Wachovia Affordable Housing Community Development Corporation, 0.02%-NV by Harris Redevelopment State Credit Partner, LLC, and 0.01%-NV by TCF HH/GA, LLC)

(74)	Combined ownership of GWFC, LP is 100% (99.9% by WLC Company and 0.1% General Partner interest by World Savings Bank, FSB)

(75)	Combined ownership of Wachovia Community Development Enterprises III, LLC, Wachovia Community Development Enterprises IV, LLC and Wachovia Community Development Enterprises V, LLC is 100% (50% by Wachovia Community Development Enterprises, LLC and 50% by Wachovia Affordable Housing Community Development Corporation)

(76)	Combined ownership of Columbia at Mechanicsville Apartments, L.P. is 99.98% (75.48%-NV by Columbia at Mechanicsville Apartments Middle Tier, LLC and 24.5%-NV by TCF A/GA-1, LLC)

(77)	Combined ownership of Humble Parkway Apartments Limited Partnership is 99.95%-NV (99.9%-NV by TGIC Guaranteed Tax Credit Fund VII, LLC and .05%-NV by Wachovia Affordable Housing Community Development Corporation)

(78)	Combined ownership of Danube Holdings II C.V. is 100% (99.99-NV by Wachovia Corporation and 0.1%-NV General Partner interest by EVEREN Capital Corporation.

(79)	Combined ownership of OPC Hampton, LLC is 20.01%-NV (20%-NV by OPC Hampton Tenant, L.P. and .01%-NV by OPC Hampton SCP, LLC)

(80)	Combined ownership of Longwood Vista Apartments, LP is 99.99%-NV (99.98%-NV by TCF BO/F, LLC and 0.01%-NV by TCF U/GA-2, LLC)

*	Controlled by management contract — no equity owned.

**	Managing interest or control.

(81)	Combined ownership of West Oaks/Finlay Partners is 100%-NV (99.99%-NV by TCIG Guaranteed Tax Credit Fund VI, LLC and 0.01%-NV General Partner interest by North Hart Run, Inc.)

(82)	Combined ownership of Grundy Garden II Senior Apartments, L.P. is 99.99%-NV (88.99%-NV by AHG Tax Credit Fund XVI, L.P. and 11%-NV by Wachovia Affordable Housing Community Development Corporation)

(83)	Combined ownership of Legion Manor Associates Limited Partnership is 99.99%-NV (98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)

(84)	Combined ownership of Rosedale II, LLC is 99.99%-NV (99.98%-NV by Wachovia Affordable Housing Community Development Corporation and 0.01%-NV by Wachovia Guaranteed Middle Tier IV-U/NC, LLC)

(85)	Combined ownership of Wachovia Community Development Enterprises I, LLC is 100% (99.999% by Wachovia Bank, National Association and 0.001% by Wachovia Community Development Enterprises, LLC)

(86)	Combined ownership of Forest Glen Main, LLC is 99.98%-NV (69.98%-NV by Wachovia Affordable Housing Community Development and 30%-NV by Forest Glen Main Master Tenant, LLC)

(87)	Combined ownership of SouthTrust Community Development, Series A, LLC is 100% (99% by SouthTrust Community Development, LLC and 1% by SouthTrust Community Development Management Corp.)

(88)	Combined ownership of Oxmoor Center, LLC is 100% (99% by Wachovia Financial Services, Inc. and 1% controlled by Wachovia Bank, National Association)

(89)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management Inc.)

(90)	Combined ownership of Thomasville Hampton Apartments, L.P. is 99.99% (75.49%-NV by Wachovia Affordable Housing Community Development Corporation and 24.5%-NV by TCF A/GA-1, LLC)

(91)	60% owned by Wachovia Investment Holdings, LLC, with 50% voting control.

(92)	Combined ownership of Columbia Senior Residences at MLK, L.P. is 99.981%-NV (99.98% by TCIG Tax Credit Fund II, LLC and 0.001%-NV by Columbia Senior State Credit Partner, LLC)

(93)	Combined ownership of CWC SCP, LLC is 3.0%-NV (0.50%-NV by Wachovia Affordable Housing Community Development Corporation, 1.0%-NV by TCF CN/VA-2, LLC, 1.0%-NV by TCF U/VA-2, LLC and 0.50%-NV by TCF P/VA, LLC.)

(94)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management-KeyCorp Inc.

(95)	Combined ownership of Bluffwalk SCP, L.L.C. is 1.0%-NV (0.65% by TCF U/VA-1, LLC and 0.35% by TCF U/VA-2, LLC)

(96-114)	Vacant

(115)	Combined ownership of Canton Mill, LLC is 99.01%-NV (98.01%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0%-NV by Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC)

(116)	Combined ownership of Parkland Manor, L.P. is 100% (99.9%-NV by TCF GW/GA, LLC and 0.1%-NV General Partner interest by G. C. Leasing, Inc.)

(117)	Combined ownership of Columbia at Sylvan Hills, L.P. is 99.99% (98.99%-NV by Wachovia Affordable Housing Community Development Corporation and 1.0%-NV by Columbia at Sylvan Hills State Credit Partner, LLC)

(118)	Combined ownership of Rocky Creek SC, LP is 100% (99.9%-NV by TCIG Guaranteed Tax Credit Fund IV, LLC and 0.1%-NV General Partner interest by North Hart Run, Inc.)

(119)	Vacant

(120)	Combined ownership of AHC Limited Partnership-10 is 99.99%-NV (60.01%-NV by Wachovia Guaranteed Tax Credit Fund WF/CA-2, LLC and 39.98%-NV by AHC Limited Partnership-11.)

(121)	Combined ownership of Gates of Ballston State Credit Investor, LLC is 100% (99.97% by Wachovia Affordable Housing Community Development Corporation, 0.01% by TCF U/VA-2, LLC, 0.01% by TCF NA/VA-3, LLC and 0.01% owned and controlled by Wachovia Affordable Housing Corp. as manager.)

(122)	Combined ownership of Wachovia Guaranteed Tax Credit Fund WF/CA-2, LLC is 0.005% Voting and 0.005%-NV (0.005% Voting and control as manager by Wachovia Affordable Housing Corp. and 0.005%-NV by Gates of Ballston State Credit Investor, LLC.)

(123)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management II Inc.)

(124)	Combined ownership is 100% (99.5% by Wachovia Bank, National Association and 0.5% (and “control”) by Wachovia Defeasance Management-Midland Inc.)

12/31/2006

*	Controlled by management contract — no equity owned.

**	Managing interest or control.